[FRONT COVER]

                      VANGUARD(R) INSTITUTIONAL INDEX FUND

ANNUAL REPORT

DECEMBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer

                                                      [PHOTO OF JOHN J. BRENNAN]

================================================================================
SUMMARY

* In the worst-performing stock market in a generation, both share classes of Vanguard Institutional Index Fund declined -22.0%.

* Economic uncertainty, the tough stock market, and corporate misdeeds shook investor confidence.

* Despite a three-year bear market, the fund's Institutional Shares have produced an average annual return of 9.4% over the past ten years, in line with the performance of the S&P 500 Index.
--------------------------------------------------------------------------------
CONTENTS

 1  Letter from the Chairman

 5  Fund Profile

 6  Glossary of Investment Terms

 7  Performance Summary

 8  Your Fund's After-Tax Returns

 9  Results of Proxy Voting

10  Financial Statements
================================================================================

LETTER FROM THE CHAIRMAN

Dear Shareholder,
In the punishing stock market of 2002, both share classes of Vanguard(R) Institutional Index Fund declined -22.0%. The returns were 0.1 percentage point more than the return of the Standard & Poor's 500 Index. Technology stocks were among the worst--and most volatile--performers, accounting for a large share of the index's decline. The stock market's slide quickened during the second and third quarters, but reversed course with a solid rally in the final months of 2002.

================================================================================
---------------------------------------------------------
2002 TOTAL RETURNS                           YEAR ENDED
                                            DECEMBER 31
---------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
  Institutional Shares                           -22.0%
  Institutional Plus Shares                      -22.0
Average Large-Cap Core Fund*                     -23.5
S&P 500 Index                                    -22.1
---------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

     The adjacent table shows returns for the Institutional Index Fund's Institutional and Institutional Plus Shares and for the fund's comparative standards. (Institutional Shares, which carried an expense ratio of 0.05% in 2002, require a minimum initial investment of $10 million. Institutional Plus Shares, which require a $200 million initial investment, charged 0.025% in 2002.) The average large-capitalization core mutual fund--the fund's closest analogue among primarily actively managed funds--fell farther than the index, shedding -23.5% of its value.

AMID CORPORATE SCANDALS, STOCKS FELL FOR A THIRD CONSECUTIVE YEAR
During 2002, lawmakers, prosecutors, and securities-industry regulators ramped up their efforts to expose unethical and illegal business practices. As revelations of fraudulent accounting practices mounted--helping to push a handful of well-known companies into bankruptcy--investors lost confidence in the financial markets. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     It was all too much for the stock market, which skidded -20.9% as measured by the Wilshire 5000 Total Market Index, a benchmark that includes mid- and small-cap stocks not represented in the S&P 500. Stocks of all kinds declined. Growth stocks--shares in companies that are expected to increase their earnings quickly--plunged -28.0%, according to the Russell 3000 Growth Index. Value stocks also proved disappointing: The Russell 3000 Value Index fell -15.2%.

     Sorted by market capitalization, the declines were more uniform. Large-cap stocks, as measured by the Russell 1000 Index, sank -21.7%. Small-caps (the Russell 2000 Index) dropped -20.5%.

THE ECONOMY BEGAN TO GROW AGAIN, SLOWLY; BONDS SHONE ONCE MORE
Although the stock market seemed oblivious, the recession of 2001 gave way to halting economic growth in 2002. The production of goods and services rebounded nicely in the first quarter, only to decelerate in the second quarter. This
pattern   reappeared  in  the  second  half  of  the  year:  The  nation's  real
(inflation-adjusted) gross domestic product grew at an annual rate of 4.0% between July and September, but lackluster holiday sales restrained growth in the fourth quarter.

     Interest  rates  dropped,  leading  to a  mortgage-  refinancing  boom that supported consumer spending. The yield of the 3-month Treasury bill fell 53 basis points (0.53 percentage point) to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%. The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                               ---------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
================================================================================
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
================================================================================

FOR THE S&P 500, IT WAS THE ROUGHEST YEAR IN A QUARTER-CENTURY
In the past year's difficult investment climate, the large-cap stocks that dominate the S&P 500 Index turned in their worst performance since 1974. Technology stocks, the worst-performing sector during the past three years, lost -37% of their value and shaved about 6 percentage points from the index's (and the fund's) 12-month return.

     Technology companies--and their investors--continued to work through the excesses of the late-1990s tech-stock bubble. Valuations declined as the sector's profits were crushed by corporate America's reluctance to spend heavily on new information technology. During the fourth quarter, however, signs emerged that the long freeze in capital spending might be thawing, and technology stocks posted strong three-month gains.

     The  index's,   and  the  fund's,   other  big  detractors   were  consumer
discretionary and utilities stocks. The utilities sector includes the beleaguered telecommunications stocks, while the consumer discretionary group tumbled on fears that debt-heavy consumers would soon have to rein in their borrowing and spending.

     No stock market sector posted a positive return for the 12 months, but consumer staples stocks--those of the food processors and household-goods makers that have traditionally held up well in tough markets--lost the least.

================================================================================
----------------------------------------------------------
TOTAL RETURNS                        TEN YEARS ENDED
                                    DECEMBER 31, 2002
                              ----------------------------
                               AVERAGE      FINAL VALUE OF
                                ANNUAL       A $10,000,000
                                RETURN  INITIAL INVESTMENT
----------------------------------------------------------
Institutional Index Fund
  Institutional Shares            9.4%         $24,559,679
Average Large-Cap Core Fund       7.5           20,567,715
S&P 500 Index                     9.3           24,432,967
----------------------------------------------------------

                                JULY 7, 1997,* THROUGH
                                   DECEMBER 31, 2002
                             -----------------------------
                               AVERAGE      FINAL VALUE OF
                                ANNUAL      A $200,000,000
                                RETURN  INITIAL INVESTMENT
----------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares       0.9%        $209,689,505
Average Large-Cap Core Fund      -0.4          195,873,308
S&P 500 Index                     0.7          208,311,476
----------------------------------------------------------
*Share-class inception.
================================================================================

INDEXING HAS YIELDED LONG-TERM REWARDS
The Institutional Index Fund's longer-term returns provide a welcome counterpoint to its recent dismal results. As shown in the table above, even after the ravages of the bear market, the annualized return of the fund's Institutional Shares over the past ten years is 9.4%--surpassing the return of the average competing fund by 1.9 percentage points and returning 0.1 percentage point more than the S&P 500 Index. (The average annual return of the Institutional Plus Shares, first offered in July 1997, and those of its comparative standards since the Plus Shares' inception are also presented above.) It may be surprising for some pundits to see that indexing performed well relative to active management during the bear market.

     The additional wealth created by the fund's outperformance of its average peer is truly breathtaking, especially when taking into account the large investments made by shareholders in the fund. During the past decade, an initial investment of $10 million in our Institutional Shares would have increased to $24,559,679. The same amount of capital invested in the average competitor would have increased to $20,567,715. Whether you oversee assets for a retirement plan, a foundation, or another type of institutional portfolio, that extra $4 million would have made it easier to fulfill your mission.

PREPARE FOR THE BEST--AND FOR THE WORST
Is the worst over? The stock market's fourth-quarter rally was encouraging, but the truth is no one knows what the market's future returns will be. The best approach to this uncertainty, for institutions and individuals alike, is to diversify widely, both within and across asset classes. Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds in proportions appropriate for each investor's goals and unique circumstances. We offer a full range of institutionally priced portfolios that allow such a plan to be implemented with ease.

     By following these simple principles, you enhance your ability to stick with an investment program through good times and bad, an important key to the long-term success of your institution's portfolio.

     Thank you for entrusting your assets to Vanguard.

Sincerely,


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

January 21, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE         DECEMBER 31, 2001-DECEMBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                             STARTING         ENDING        INCOME       CAPITAL
                          SHARE PRICE    SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares        $104.89         $80.45        $1.410        $0.000
  Institutional Plus Shares    104.89          80.45         1.432         0.000
--------------------------------------------------------------------------------

FUND PROFILE                                             AS OF DECEMBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.

INSTITUTIONAL INDEX FUND
================================================================================
--------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                            TARGET
                                   FUND     INDEX*
--------------------------------------------------
Number of Stocks                   502       500
Median Market Cap                $47.0B    $47.0B
Price/Earnings Ratio              21.9x     21.9x
Price/Book Ratio                   2.7x      2.7x
Yield                                        1.8%
  Institutional Shares             1.5%
  Institutional Plus Shares        1.5%
Return on Equity                  23.2%     23.2%
Earnings Growth Rate               7.3%      7.3%
Foreign Holdings                   0.3%      0.3%
Turnover Rate                       10%       --
Expense Ratio                                 --
  Institutional Shares            0.05%
  Institutional Plus Shares      0.025%
Cash Investments                   0.0%       --
--------------------------------------------------

--------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                       3.4%
  (software)
General Electric Co.                  3.0
  (conglomerate)
ExxonMobil Corp.                      2.9
  (oil)
Wal-Mart Stores, Inc.                 2.7
  (retail)
Pfizer, Inc.                          2.3
  (pharmaceuticals)
Citigroup, Inc.                       2.2
  (banking)
Johnson & Johnson                     2.0
  (pharmaceuticals)
American International Group, Inc.    1.8
  (insurance)
International Business Machines Corp. 1.6
  (computer hardware)
Merck & Co., Inc.                     1.6
  (pharmaceuticals)
--------------------------------------------------
Top Ten                              23.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
----------------------------------
VOLATILITY MEASURES

                            TARGET
                      FUND  INDEX*
----------------------------------
R-Squared             1.00    1.00
Beta                  1.00    1.00
----------------------------------
----------------------------------
INVESTMENT FOCUS

STYLE - BLEND
MARKET CAP - LARGE
----------------------------------

--------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                          TARGET
                                  FUND    INDEX*
--------------------------------------------------
Auto & Transportation             2.6%      2.6%
Consumer Discretionary           13.3      13.3
Consumer Staples                  8.5       8.5
Financial Services               21.8      21.8
Health Care                      14.8      14.8
Integrated Oils                   4.6       4.6
Other Energy                      1.5       1.5
Materials & Processing            3.3       3.3
Producer Durables                 3.8       3.8
Technology                       13.6      13.6
Utilities                         7.6       7.6
Other                             4.6       4.6
--------------------------------------------------
*S&P 500 Index.
================================================================================

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index. The index is assigned a beta of 1.00. A fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index. If the fund's total returns were precisely synchronized with the index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2002

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL INDEX FUND
--------------------------------------------------------------------------------

CUMULATIVE PERFORMANCE DECEMBER 31, 1992-DECEMBER 31, 2002

         INSTITUTIONAL     AVERAGE LARGE-CAP                     WILSHIRE 5000
          INDEX FUND          CORE FUND        S&P 500 INDEX         INDEX
         -------------     ----------------    -------------     -------------
12/1992   10,000,000          10,000,000        10,000,000         10,000,000
03/1993   10,437,317          10,375,000        10,436,690         10,425,733
06/1993   10,484,403          10,453,000        10,487,487         10,504,122
09/1993   10,753,404          10,798,000        10,758,498         10,929,333
12/1993   11,002,416          11,061,000        11,007,869         11,128,165
03/1994   10,583,248          10,662,388        10,590,416         10,713,252
06/1994   10,627,322          10,573,210        10,635,014         10,629,615
09/1994   11,146,285          11,009,641        11,154,970         11,207,291
12/1994   11,146,382          10,907,252        11,153,226         11,121,111
03/1995   12,230,176          11,780,872        12,239,189         12,125,381
06/1995   13,396,310          12,802,042        13,407,526         13,257,427
09/1995   14,463,549          13,751,041        14,473,031         14,469,127
12/1995   15,337,639          14,434,657        15,344,358         15,174,727
03/1996   16,165,434          15,169,051        16,167,872         16,027,215
06/1996   16,886,754          15,754,193        16,893,552         16,733,400
09/1996   17,412,950          16,241,355        17,415,814         17,206,840
12/1996   18,874,289          17,396,649        18,867,464         18,393,622
03/1997   19,375,970          17,583,964        19,373,201         18,512,614
06/1997   22,761,088          20,434,764        22,755,445         21,639,209
09/1997   24,469,245          21,940,446        24,459,837         23,750,288
12/1997   25,171,072          22,314,682        25,162,270         24,149,026
03/1998   28,683,640          25,266,397        28,672,222         27,351,440
06/1998   29,635,590          25,952,150        29,619,046         27,884,145
09/1998   26,695,880          22,938,737        26,672,814         24,530,002
12/1998   32,417,991          27,984,843        32,353,297         29,807,266
03/1999   34,038,789          29,324,181        33,965,260         30,932,064
06/1999   36,431,611          31,251,579        36,359,221         33,346,453
09/1999   34,160,959          29,301,942        34,088,803         31,140,994
12/1999   39,282,383          34,239,455        39,160,929         36,829,601
03/2000   40,171,544          35,687,528        40,058,856         38,235,380
06/2000   39,135,304          34,804,883        38,994,882         36,520,973
09/2000   38,783,934          34,517,688        38,617,144         36,581,247
12/2000   35,766,827          31,171,600        35,595,570         32,802,404
03/2001   31,519,013          27,793,447        31,375,553         28,755,111
06/2001   33,361,479          29,368,361        33,211,818         30,903,577
09/2001   28,460,585          25,056,390        28,336,930         25,990,625
12/2001   31,500,107          26,882,388        31,364,742         29,205,985
03/2002   31,584,107          27,273,709        31,450,953         29,486,982
06/2002   27,349,315          23,770,751        27,237,290         25,768,542
09/2002   22,650,427          19,942,381        22,531,840         21,438,759
12/2002   24,559,679          20,567,715        24,432,967         23,114,813
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 2002
                               -------------------------------  FINAL VALUE OF A
                                   ONE       FIVE        TEN         $10,000,000
                                  YEAR      YEARS      YEARS          INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares         -22.03%     -0.49%      9.40%         $24,559,679
Average Large-Cap Core Fund*   -23.49      -1.62       7.48           20,567,715
S&P 500 Index                  -22.10      -0.59       9.34           24,432,967
Wilshire 5000 Index            -22.86      -0.87       8.74           23,114,813
--------------------------------------------------------------------------------

                                                                FINAL VALUE OF A
                                  ONE       FIVE         SINCE      $200,000,000
                                 YEAR      YEARS   INCEPTION**        INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Plus Shares   -22.01%     -0.46%         0.87%      $209,689,505
S&P 500 Index                 -22.10      -0.59          0.75        208,311,476
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-DECEMBER 31, 2002

FISCAL YEAR     TOTAL RETURN   S&P 500 Index
--------------------------------------------
   1993             10.0           10.1
   1994              1.3            1.3
   1995             37.6           37.6
   1996             23.1           23.0
   1997             33.4           33.4
   1998             28.8           28.6
   1999             21.2           21.0
   2000             -8.9           -9.1
   2001            -11.9          -11.9
   2002            -22.0          -22.1
---------------------------------------------
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**July 7, 1997.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Institutional Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2002
                                                 -------------------------------
                                                       ONE       FIVE        TEN
                                                      YEAR      YEARS      YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
Returns Before Taxes                               -22.03%     -0.49%      9.40%
Returns After Taxes on Distributions               -22.52      -1.08       8.47
Returns After Taxes on Distributions
  and Sale of Fund Shares                          -13.51      -0.59       7.51
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                     PERCENTAGE
TRUSTEE                        FOR                WITHHELD               FOR
--------------------------------------------------------------------------------
John J. Brennan           16,784,653,841         18,607,334              99.9%
Charles D. Ellis          16,784,890,905         18,370,269              99.9
Rajiv L. Gupta            16,783,876,595         19,384,579              99.9
JoAnn Heffernan Heisen    16,784,592,095         18,669,079              99.9
Burton G. Malkiel         16,774,885,176         28,375,998              99.8
Alfred M. Rankin, Jr.     16,784,539,526         18,721,648              99.9
J. Lawrence Wilson        16,784,114,836         19,146,338              99.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

---------------------------------------------------------------------------------------
                                                                   BROKER    PERCENTAGE
FUND                     FOR            AGAINST       ABSTAIN     NON-VOTES     FOR
---------------------------------------------------------------------------------------
Institutional Index  13,824,454,403   828,377,739   397,160,946  604,532,380    88.3%
---------------------------------------------------------------------------------------

- Reclassify the fund as nondiversified. This change to "nondiversified" status enables the fund to continue tracking its target index in the event that the index becomes dominated by a small number of stocks.

---------------------------------------------------------------------------------------
                                                                   BROKER    PERCENTAGE
FUND                     FOR            AGAINST       ABSTAIN     NON-VOTES     FOR
---------------------------------------------------------------------------------------
Institutional Index 14,044,500,862   798,800,079    206,692,146  604,532,380    89.7%
---------------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
--------------------------------------------------------------------------------
* Microsoft Corp.                                19,232,858              994,339
  General Electric Co.                           35,797,095              871,659
  ExxonMobil Corp.                               24,205,928              845,755
  Wal-Mart Stores, Inc.                          15,878,449              802,020
  Pfizer, Inc.                                   22,167,235              677,652
  Citigroup, Inc.                                18,476,808              650,199
  Johnson & Johnson                              10,686,166              573,954
  American International
    Group, Inc.                                   9,383,915              542,859
  International Business
    Machines Corp.                                6,079,768              471,182
  Merck & Co., Inc.                               8,078,065              457,299
  Procter & Gamble Co.                            4,674,015              401,685
  The Coca-Cola Co.                               8,918,202              390,796
  Verizon Communications                          9,841,390              381,354
  Bank of America Corp.                           5,384,167              374,576
  Intel Corp.                                    23,832,220              371,068
* Cisco Systems, Inc.                            25,991,121              340,484
  SBC Communications Inc.                        11,943,793              323,796
  Philip Morris Cos., Inc.                        7,441,562              301,606
  Wells Fargo & Co.                               6,086,302              285,265
  PepsiCo, Inc.                                   6,212,691              262,300
* Viacom Inc. Class B                             6,299,171              256,754
  Eli Lilly & Co.                                 4,041,099              256,610
  ChevronTexaco Corp.                             3,842,448              255,446
  United Parcel Service, Inc.                     4,016,683              253,372
* Dell Computer Corp.                             9,316,456              249,122
  Fannie Mae                                      3,579,345              230,259
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Abbott Laboratories                             5,620,947              224,838
* Amgen, Inc.                                     4,629,968              223,813
  AOL Time Warner Inc.                           16,080,531              210,655
* Oracle Corp.                                   19,266,974              208,083
  Home Depot, Inc.                                8,366,466              200,461
  Medtronic, Inc.                                 4,389,198              200,147
  Pharmacia Corp.                                 4,651,013              194,412
  Hewlett-Packard Co.                            10,977,168              190,564
  Wyeth                                           4,768,799              178,353
  Wachovia Corp.                                  4,893,473              178,318
* Comcast Corp. Class A                           7,406,758              174,577
  3M Co.                                          1,403,733              173,080
  BellSouth Corp.                                 6,685,840              172,963
  J.P. Morgan Chase & Co.                         7,182,112              172,371
  American Express Co.                            4,728,072              167,137
  Bristol-Myers Squibb Co.                        6,968,155              161,313
  Morgan Stanley                                  3,905,427              155,905
  Bank One Corp.                                  4,189,516              153,127
  E.I. du Pont de Nemours & Co.                   3,573,929              151,535
  Anheuser-Busch Cos., Inc.                       3,078,914              149,019
  Freddie Mac                                     2,502,651              147,782
  U.S. Bancorp                                    6,890,910              146,225
  Tyco International Ltd.                         7,177,342              122,589
  Fifth Third Bancorp                             2,078,491              121,696
  The Walt Disney Co.                             7,346,316              119,818
  Merrill Lynch & Co., Inc.                       3,109,709              118,013
  ConocoPhillips                                  2,434,702              117,815
  Washington Mutual, Inc.                         3,405,529              117,593
  Schering-Plough Corp.                           5,275,991              117,127
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  The Goldman Sachs Group, Inc.                   1,717,607              116,969
  Gillette Co.                                    3,795,085              115,219
  Walgreen Co.                                    3,686,932              107,622
  United Technologies Corp.                       1,703,981              105,545
  Lowe's Cos., Inc.                               2,807,360              105,276
* QUALCOMM Inc.                                   2,824,167              102,771
  Colgate-Palmolive Co.                           1,936,286              101,519
  The Boeing Co.                                  3,019,990               99,629
  Target Corp.                                    3,267,831               98,035
  Dow Chemical Co.                                3,277,570               97,344
  First Data Corp.                                2,705,682               95,808
  Lockheed Martin Corp.                           1,640,640               94,747
  Cardinal Health, Inc.                           1,592,108               94,237
  Allstate Corp.                                  2,528,794               93,540
  Texas Instruments, Inc.                         6,227,067               93,468
  FleetBoston Financial Corp.                     3,775,745               91,751
  UnitedHealth Group Inc.                         1,095,213               91,450
  Marsh & McLennan Cos., Inc.                     1,931,936               89,275
  Schlumberger Ltd.                               2,088,899               87,922
  Kimberly-Clark Corp.                            1,850,482               87,842
  MBNA Corp.                                      4,596,199               87,420
  Automatic Data
    Processing, Inc.                              2,154,365               84,559
* Clear Channel
    Communications, Inc.                          2,204,150               82,193
* Applied Materials, Inc.                         5,928,419               77,247
  Emerson Electric Co.                            1,514,659               77,020
  HCA Inc.                                        1,846,135               76,615
* eBay Inc.                                       1,110,656               75,325
  General Motors Corp.                            2,016,163               74,316
  McDonald's Corp.                                4,566,076               73,422
  Southern Co.                                    2,566,643               72,867
  AT&T Corp.                                      2,771,299               72,359
  Motorola, Inc.                                  8,277,347               71,599
  Illinois Tool Works, Inc.                       1,102,408               71,502
  Honeywell International Inc.                    2,954,089               70,898
  Sysco Corp.                                     2,362,764               70,387
  Alcoa Inc.                                      3,037,348               69,191
  Gannett Co., Inc.                                 961,483               69,034
  Metropolitan Life Insurance Co.                 2,519,462               68,126
* Kohl's Corp.                                    1,213,167               67,877
  Prudential Financial, Inc.                      2,036,886               64,651
* Forest Laboratories, Inc.                         650,993               63,941
  BB&T Corp.                                      1,722,728               63,724
  Northrop Grumman Corp.                            655,073               63,542
  Sara Lee Corp.                                  2,804,960               63,140
  Duke Energy Corp.                               3,207,831               62,681
  The Bank of New York Co., Inc.                  2,613,114               62,610
* Boston Scientific Corp.                         1,467,347               62,392
  General Mills, Inc.                             1,323,733               62,149
  Ford Motor Co.                                  6,602,514               61,403
  Exelon Corp.                                    1,162,139               61,326
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Dominion Resources, Inc.                        1,105,407               60,687
  International Paper Co.                         1,725,551               60,343
  National City Corp.                             2,201,539               60,146
  Baxter International, Inc.                      2,134,635               59,770
  FedEx Corp.                                     1,072,876               58,171
  SunTrust Banks, Inc.                            1,020,460               58,085
  General Dynamics Corp.                            722,857               57,373
  SLM Corp.                                         552,366               57,369
  ALLTEL Corp.                                    1,119,100               57,074
  Caterpillar, Inc.                               1,238,399               56,620
  AFLAC Inc.                                      1,856,898               55,930
* AT&T Wireless Services Inc.                     9,746,874               55,070
  Union Pacific Corp.                               911,258               54,557
* Travelers Property
    Casualty Corp. Class B                        3,611,110               52,903
  Carnival Corp.                                  2,111,181               52,674
  Charles Schwab Corp.                            4,833,174               52,440
  Kellogg Co.                                     1,468,641               50,330
  Harley-Davidson, Inc.                           1,088,940               50,309
  Waste Management, Inc.                          2,189,750               50,189
  Tribune Co.                                     1,096,603               49,852
  The Gap, Inc.                                   3,180,232               49,357
* EMC Corp.                                       7,912,938               48,585
  ConAgra Foods, Inc.                             1,932,169               48,324
  Stryker Corp.                                     712,307               47,810
  Household International, Inc.                   1,703,798               47,383
  Sprint Corp.                                    3,218,513               46,604
* Costco Wholesale Corp.                          1,639,756               46,012
  Avon Products, Inc.                               846,229               45,586
  Lehman Brothers Holdings, Inc.                    854,112               45,516
  State Street Corp.                              1,167,066               45,516
  Raytheon Co.                                    1,460,377               44,907
  Wm. Wrigley Jr. Co.                               810,724               44,493
  Omnicom Group Inc.                                676,718               43,716
* The Kroger Co.                                  2,781,348               42,972
  Anadarko Petroleum Corp.                          894,524               42,848
  PNC Financial Services Group                    1,021,884               42,817
  NIKE, Inc. Class B                                954,339               42,439
  The McGraw-Hill Cos., Inc.                        697,350               42,148
  Newmont Mining Corp.
    (Holding Company)                             1,445,339               41,958
  The Hartford Financial
    Services Group Inc.                             918,044               41,707
  H.J. Heinz Co.                                  1,263,146               41,520
  Mellon Financial Corp.                          1,550,181               40,475
* NEXTEL Communications, Inc.                     3,464,226               40,012
  Golden West Financial Corp.                       552,052               39,643
  FPL Group, Inc.                                   656,740               39,490
  Deere & Co.                                       858,550               39,365
* Cendant Corp.                                   3,728,476               39,074
  Progressive Corp. of Ohio                         783,574               38,889
  Baker Hughes, Inc.                              1,207,681               38,875
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
  Weyerhaeuser Co.                                  787,835               38,769
  Southwest Airlines Co.                          2,787,131               38,741
  Occidental Petroleum Corp.                      1,356,203               38,584
  KeyCorp                                         1,528,617               38,429
* WellPoint Health Networks Inc.
    Class A                                         535,312               38,093
  Maxim Integrated Products, Inc.                 1,152,343               38,073
  XL Capital Ltd. Class A                           488,810               37,761
  Paychex, Inc.                                   1,353,135               37,752
  Masco Corp.                                     1,769,804               37,254
  TJX Cos., Inc.                                  1,900,060               37,089
* Safeway, Inc.                                   1,587,115               37,075
  Equity Office Properties
    Trust REIT                                    1,481,193               37,000
  Progress Energy, Inc.                             852,216               36,944
  Eastman Kodak Co.                               1,049,817               36,786
  The Principal Financial
    Group, Inc.                                   1,212,137               36,522
  Entergy Corp.                                     798,690               36,412
* Bed Bath & Beyond, Inc.                         1,052,745               36,351
  Danaher Corp.                                     548,353               36,027
  Burlington Northern
    Santa Fe Corp.                                1,357,901               35,319
  FirstEnergy Corp.                               1,070,956               35,309
  CVS Corp.                                       1,413,915               35,305
  Coca-Cola Enterprises, Inc.                     1,616,833               35,118
  Air Products & Chemicals, Inc.                    817,554               34,950
* Sun Microsystems, Inc.                          11,204,446              34,846
* Yahoo! Inc.                                     2,125,391               34,750
* Intuit, Inc.                                      738,389               34,645
  Campbell Soup Co.                               1,474,578               34,608
* Guidant Corp.                                   1,099,887               33,931
  Praxair, Inc.                                     581,918               33,617
  American Electric
    Power Co., Inc.                               1,219,161               33,320
  Hershey Foods Corp.                               489,800               33,032
  Consolidated Edison Inc.                          768,425               32,904
  The Clorox Co.                                    791,673               32,657
  The Chubb Corp.                                   615,387               32,123
* Anthem, Inc.                                      508,752               32,000
  Franklin Resources Corp.                          935,128               31,869
  Electronic Data Systems Corp.                   1,713,809               31,586
* Analog Devices, Inc.                            1,315,695               31,406
  SouthTrust Corp.                                1,247,942               31,011
* Staples, Inc.                                   1,692,480               30,972
  Burlington Resources, Inc.                        724,416               30,896
  PPG Industries, Inc.                              609,648               30,574
* Qwest Communications
    International Inc.                            6,099,761               30,499
  Albertson's, Inc.                               1,363,956               30,362
* Agilent Technologies, Inc.                      1,679,175               30,158
  Mattel, Inc.                                    1,573,181               30,126
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
  Loews Corp.                                       667,186               29,663
  Apache Corp.                                      518,044               29,523
  Halliburton Co.                                 1,570,140               29,377
  Newell Rubbermaid, Inc.                           961,963               29,176
* Zimmer Holdings, Inc.                             701,473               29,125
  John Hancock Financial
    Services, Inc.                                1,036,661               28,923
  Linear Technology Corp.                         1,122,540               28,872
  Archer-Daniels-Midland Co.                      2,326,516               28,849
* Concord EFS, Inc.                               1,830,097               28,806
* Tenet Healthcare Corp.                          1,754,645               28,776
* Starbucks Corp.                                 1,397,229               28,476
  Unocal Corp.                                      928,017               28,379
  Becton, Dickinson & Co.                           923,643               28,347
  McKesson Corp.                                  1,047,433               28,312
  Marriott International, Inc.
    Class A                                         855,423               28,118
  Cintas Corp.                                      612,028               28,000
  Norfolk Southern Corp.                          1,398,352               27,953
  DTE Energy Co.                                    602,291               27,946
* Best Buy Co., Inc.                              1,156,550               27,931
  Northern Trust Corp.                              794,767               27,857
  Computer Associates
    International, Inc.                           2,062,199               27,840
  Pitney Bowes, Inc.                                850,942               27,792
  St. Paul Cos., Inc.                               814,566               27,736
  Ace, Ltd.                                         944,739               27,719
* Apollo Group, Inc. Class A                        627,405               27,606
* Lexmark International, Inc.                       453,033               27,408
  Sears, Roebuck & Co.                            1,137,574               27,245
  Comerica, Inc.                                    628,362               27,170
  Allergan, Inc.                                    465,496               26,822
  Biomet, Inc.                                      934,656               26,787
  Transocean Inc.                                 1,148,502               26,645
  Regions Financial Corp.                           795,295               26,531
  Limited Brands, Inc.                            1,881,257               26,206
  Ingersoll-Rand Co.                                608,563               26,205
  H & R Block, Inc.                                 649,836               26,123
  The Pepsi Bottling Group, Inc.                  1,008,857               25,928
  Devon Energy Corp.                                563,481               25,864
  Rohm & Haas Co.                                   795,166               25,827
* Yum! Brands, Inc.                               1,063,165               25,750
  Public Service Enterprise
    Group, Inc.                                     799,962               25,679
  Johnson Controls, Inc.                            319,273               25,596
* Chiron Corp.                                      676,773               25,447
* St. Jude Medical, Inc.                            638,568               25,364
* Electronic Arts Inc.                              508,200               25,293
* AutoZone Inc.                                     354,447               25,042
* Xilinx, Inc.                                    1,212,583               24,979
  Fortune Brands, Inc.                              536,897               24,971
  New York Times Co. Class A                        544,751               24,911
================================================================================
12

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  AmSouth Bancorp                                 1,278,621               24,550
* MedImmune Inc.                                    902,792               24,529
  Avery Dennison Corp.                              394,881               24,119
* KLA-Tencor Corp.                                  678,821               24,010
* SunGard Data Systems, Inc.                      1,018,361               23,993
  Equity Residential REIT                           974,447               23,952
  Marathon Oil Corp.                              1,123,193               23,913
  May Department Stores Co.                       1,036,632               23,822
  Capital One Financial Corp.                       798,001               23,717
* International Game Technology                     311,622               23,658
  Countrywide Financial Corp.                       454,564               23,478
* Fiserv, Inc.                                      688,335               23,369
  Charter One Financial, Inc.                       812,802               23,352
* Veritas Software Corp.                          1,480,344               23,123
  Ecolab, Inc.                                      466,029               23,068
  Simon Property Group, Inc. REIT                   674,830               22,991
  Ameren Corp.                                      552,497               22,967
  MBIA, Inc.                                        522,230               22,905
* Genzyme Corp.-General Division                    771,772               22,821
  Moody's Corp.                                     543,558               22,443
  Aetna Inc.                                        541,467               22,265
  J.C. Penney Co., Inc.
    (Holding Company)                               963,613               22,173
  Cincinnati Financial Corp.                        581,094               21,820
  CSX Corp.                                         766,172               21,690
  TXU Corp.                                       1,158,447               21,640
  Marshall & Ilsley Corp.                           785,246               21,500
* Biogen, Inc.                                      536,184               21,480
  Ambac Financial Group, Inc.                       381,218               21,440
* Xerox Corp.                                     2,644,255               21,286
* Computer Sciences Corp.                           617,399               21,269
  Textron, Inc.                                     494,554               21,261
  Dover Corp.                                       727,520               21,214
* Micron Technology, Inc.                         2,175,937               21,194
  Adobe Systems, Inc.                               850,270               21,088
  Aon Corp.                                       1,113,985               21,043
  Synovus Financial Corp.                         1,078,383               20,921
  AmerisourceBergen Corp.                           380,818               20,682
  CIGNA Corp.                                       501,436               20,619
* PeopleSoft, Inc.                                1,125,726               20,601
  Bear Stearns Co., Inc.                            345,782               20,539
  PPL Corp.                                         591,535               20,514
  Cinergy Corp.                                     605,377               20,413
  UST, Inc.                                         607,726               20,316
* Federated Department
    Stores, Inc.                                    705,694               20,296
* Comcast Corp. Special Class A                     895,953               20,240
* PG&E Corp.                                      1,455,392               20,230
* Univision Communications Inc.                     823,941               20,187
  Lincoln National Corp.                            636,919               20,114
  Union Planters Corp.                              712,775               20,057
  ITT Industries, Inc.                              330,235               20,042
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Eaton Corp.                                       253,529               19,803
  Jefferson-Pilot Corp.                             516,359               19,678
  North Fork Bancorp, Inc.                          581,002               19,603
  Parker Hannifin Corp.                             424,567               19,585
  Interpublic Group of Cos., Inc.                 1,386,899               19,528
  Family Dollar Stores, Inc.                        622,265               19,421
  Genuine Parts Co.                                 628,170               19,348
  PACCAR, Inc.                                      416,739               19,224
* Quest Diagnostics, Inc.                           331,368               18,855
  Knight Ridder                                     296,244               18,737
* American Standard Cos., Inc.                      260,584               18,538
  Kinder Morgan, Inc.                               437,788               18,505
* Apple Computer, Inc.                            1,290,521               18,493
* Nabors Industries, Inc.                           520,515               18,359
* BJ Services Co.                                   563,762               18,215
  Monsanto Co.                                      940,092               18,097
  KeySpan Corp.                                     510,834               18,002
  MeadWestvaco Corp.                                719,461               17,778
  Amerada Hess Corp.                                320,780               17,659
  NiSource, Inc.                                    876,793               17,536
  Sempra Energy                                     736,682               17,423
  SAFECO Corp.                                      497,154               17,236
  Hilton Hotels Corp.                             1,353,260               17,200
  Starwood Hotels & Resorts
    Worldwide, Inc.                                 717,199               17,026
* Altera Corp.                                    1,375,823               16,978
  W.W. Grainger, Inc.                               328,840               16,952
* Noble Corp.                                       481,356               16,920
  EOG Resources, Inc.                               415,656               16,593
  Constellation Energy Group, Inc.                  592,428               16,481
* Jones Apparel Group, Inc.                         463,394               16,423
* Office Depot, Inc.                              1,109,525               16,377
  First Tennessee National Corp.                    451,740               16,236
  Delphi Corp.                                    2,007,526               16,161
  IMS Health, Inc.                                1,009,961               16,159
  Brown-Forman Corp. Class B                        245,996               16,078
  Kerr-McGee Corp.                                  360,957               15,990
  Molex, Inc.                                       692,322               15,951
* Harrah's Entertainment, Inc.                      402,128               15,924
  Huntington Bancshares Inc.                        847,288               15,853
  Xcel Energy, Inc.                               1,434,005               15,774
* Sprint PCS                                      3,592,159               15,734
  Leggett & Platt, Inc.                             700,154               15,711
  Plum Creek Timber Co. Inc. REIT                   664,689               15,687
  Torchmark Corp.                                   426,035               15,563
* Lucent Technologies, Inc.                      12,348,288               15,559
  Health Management
    Associates Class A                              857,097               15,342
  Rockwell Collins, Inc.                            657,837               15,301
  Sherwin-Williams Co.                              539,496               15,241
  UnumProvident Corp.                               868,605               15,235
  CenturyTel, Inc.                                  512,951               15,070
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                             SHARES                (000)
--------------------------------------------------------------------------------
* Novellus Systems, Inc.                            534,749               15,016
  El Paso Corp.                                   2,153,953               14,991
* Broadcom Corp.                                    992,172               14,942
  MGIC Investment Corp.                             361,451               14,928
* King Pharmaceuticals, Inc.                        865,700               14,881
  Georgia Pacific Group                             899,332               14,533
* BMC Software, Inc.                                847,605               14,503
  Dollar General Corp.                            1,198,160               14,318
  VF Corp.                                          390,979               14,095
* Edison International                            1,171,427               13,881
  Rockwell Automation, Inc.                         668,602               13,847
  Vulcan Materials Co.                              364,964               13,686
* Corning, Inc.                                   4,127,052               13,661
  R.J. Reynolds Tobacco
    Holdings, Inc.                                  317,358               13,364
  Applera Corp.-Applied
    Biosystems Group                                752,207               13,194
* Siebel Systems, Inc.                            1,742,688               13,035
  Zions Bancorp                                     327,108               12,871
  Dow Jones & Co., Inc.                             296,639               12,824
  Whirlpool Corp.                                   245,258               12,807
* Jabil Circuit, Inc.                               712,017               12,759
  Darden Restaurants Inc.                           614,425               12,565
* JDS Uniphase Corp.                              5,086,575               12,564
  Sigma-Aldrich Corp.                               257,901               12,560
  Tiffany & Co.                                     523,096               12,507
* Pactiv Corp.                                      569,736               12,454
  Black & Decker Corp.                              289,641               12,423
* Network Appliance, Inc.                         1,212,110               12,121
  Cooper Industries, Inc. Class A                   331,183               12,072
  T. Rowe Price Group Inc.                          440,105               12,006
  International Flavors &
    Fragrances, Inc.                                339,619               11,921
  Equifax, Inc.                                     511,842               11,844
* Thermo Electron Corp.                             587,658               11,824
  Nucor Corp.                                       281,087               11,609
* QLogic Corp.                                      336,292               11,605
* Unisys Corp.                                    1,166,458               11,548
  Liz Claiborne, Inc.                               384,266               11,393
  RadioShack Corp.                                  605,884               11,354
* Sealed Air Corp.                                  301,781               11,256
  Wendy's International, Inc.                       415,131               11,238
  Centex Corp.                                      221,564               11,122
  Pinnacle West Capital Corp.                       325,337               11,091
  The Stanley Works                                 317,449               10,977
* Watson Pharmaceuticals, Inc.                      384,223               10,862
  C.R. Bard, Inc.                                   185,907               10,783
* Tellabs, Inc.                                   1,481,692               10,772
* Citizens Communications Co.                     1,014,864               10,707
* American Power
    Conversion Corp.                                705,017               10,681
* Solectron Corp.                                 2,969,430               10,541
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Pulte Homes, Inc.                                 220,098               10,536
  Alberto-Culver Co. Class B                        208,922               10,530
  Ball Corp.                                        204,319               10,459
  Stilwell Financial, Inc.                          799,754               10,453
  Engelhard Corp.                                   459,202               10,263
  Eastman Chemical Co.                              278,059               10,224
* Waters Corp.                                      465,111               10,130
* Phelps Dodge Corp.                                319,742               10,120
* Robert Half International, Inc.                   622,784               10,033
  TECO Energy, Inc.                                 631,301                9,766
* National Semiconductor Corp.                      650,424                9,763
  Bemis Co., Inc.                                   190,491                9,454
* Convergys Corp.                                   623,212                9,442
  Deluxe Corp.                                      221,828                9,339
* Sabre Holdings Corp.                              513,851                9,306
  CenterPoint Energy Inc.                         1,092,861                9,289
  Nordstrom, Inc.                                   487,110                9,240
  Sunoco, Inc.                                      274,506                9,108
* Mercury Interactive Corp.                         303,778                9,007
  R.R. Donnelley & Sons Co.                         407,550                8,872
* Freeport-McMoRan Copper &
    Gold, Inc. Class B                              520,908                8,741
  Temple-Inland Inc.                                193,085                8,652
* Teradyne, Inc.                                    658,361                8,565
* Sanmina-SCI Corp.                               1,898,143                8,523
* NCR Corp.                                         351,361                8,341
  Fluor Corp.                                       289,538                8,107
  Maytag Corp.                                      280,501                7,994
  Adolph Coors Co. Class B                          130,442                7,990
* CIENA Corp.                                     1,552,059                7,978
* Advanced Micro Devices, Inc.                    1,234,875                7,977
  SuperValu Inc.                                    480,342                7,930
  Winn-Dixie Stores, Inc.                           506,014                7,732
* LSI Logic Corp.                                 1,336,891                7,714
* Toys R Us, Inc.                                   763,799                7,638
  Rowan Cos., Inc.                                  336,453                7,637
* Citrix Systems, Inc.                              615,588                7,584
  Goodrich Corp.                                    413,652                7,578
  KB HOME                                           172,854                7,407
  Pall Corp.                                        441,644                7,367
  Meredith Corp.                                    178,239                7,327
* Rational Software Corp.                           701,666                7,290
  Hasbro, Inc.                                      622,613                7,191
* Allied Waste Industries, Inc.                     708,544                7,085
  Ashland, Inc.                                     245,183                6,995
  Bausch & Lomb, Inc.                               193,823                6,978
  Symbol Technologies, Inc.                         828,926                6,814
* Comverse Technology, Inc.                         673,924                6,753
* Providian Financial Corp.                       1,038,899                6,742
  Scientific-Atlanta, Inc.                          555,681                6,590
* Compuware Corp.                                 1,357,428                6,516
* Manor Care, Inc.                                  347,113                6,460
================================================================================
14

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Brunswick Corp.                                   324,035                6,435
* Reebok International Ltd.                         215,612                6,339
* NVIDIA Corp.                                      550,064                6,331
  Dana Corp.                                        533,987                6,280
* ADC Telecommunications, Inc.                    2,863,239                5,984
* HealthSouth Corp.                               1,424,628                5,983
* Millipore Corp.                                   173,699                5,906
* AES Corp.                                       1,953,889                5,901
  Snap-On Inc.                                      209,882                5,900
* Humana Inc.                                       583,091                5,831
  Autodesk, Inc.                                    406,952                5,819
* Tektronix, Inc.                                   314,703                5,724
  Circuit City Stores, Inc.                         754,991                5,602
* Big Lots Inc.                                     417,381                5,522
  NICOR Inc.                                        158,223                5,384
  Delta Air Lines, Inc.                             443,516                5,367
* Navistar International Corp.                      217,408                5,285
  Boise Cascade Corp.                               209,390                5,281
* Quintiles Transnational Corp.                     422,944                5,118
  Ryder System, Inc.                                224,151                5,030
  Williams Cos., Inc.                             1,856,725                5,013
  Peoples Energy Corp.                              127,504                4,928
  CMS Energy Corp.                                  517,686                4,887
  Dillard's Inc.                                    304,153                4,824
  United States Steel Corp.                         367,592                4,823
  Worthington Industries, Inc.                      308,025                4,694
* TMP Worldwide, Inc.                               399,975                4,524
* Calpine Corp.                                   1,358,847                4,430
* Novell, Inc.                                    1,309,614                4,374
  Great Lakes Chemical Corp.                        180,460                4,309
  The Goodyear Tire &
    Rubber Co.                                      630,081                4,291
  Crane Co.                                         214,367                4,272
  Cummins Inc.                                      149,185                4,197
  Cooper Tire & Rubber Co.                          264,341                4,055
* Applied Micro Circuits Corp.                    1,084,814                4,003
  PerkinElmer, Inc.                                 453,657                3,743
* American Greetings
    Corp. Class A                                   236,622                3,739
* AMR Corp.                                         560,406                3,699
* Gateway, Inc.                                   1,164,699                3,657
* Andrew Corp.                                      352,705                3,626
* Thomas & Betts Corp.                              209,703                3,544
* Hercules, Inc.                                    392,779                3,456
  Allegheny Energy, Inc.                            452,000                3,417
* PMC Sierra Inc.                                   601,609                3,345
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                     SHARES                (000)
--------------------------------------------------------------------------------
  Visteon Corp.                                     470,070                3,272
* Avaya Inc.                                      1,296,218                3,176
  Tupperware Corp.                                  209,733                3,163
* Louisiana-Pacific Corp.                           376,148                3,032
* Mirant Corp.                                    1,445,491                2,732
* Parametric Technology Corp.                       939,266                2,367
  Allegheny Technologies Inc.                       289,985                1,807
* Power-One, Inc.                                   287,112                1,628
  Dynegy, Inc.                                    1,322,577                1,561
* Viacom Inc. Class A                                36,030                1,470
* McDermott International, Inc.                     228,324                1,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $32,500,118)                                                  29,162,810
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(2) 1.56%, 1/8/2003                                $ 25,000               24,995
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.21%, 1/2/2003--Note E                            19,845               19,845
  1.22%, 1/2/2003                                   227,467              227,467
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $272,305)                                                        272,307
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (Cost $32,772,423)                                                  29,435,117
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                            276,988
Liabilities--Note E                                                    (308,505)
                                                                       ---------
                                                                        (31,517)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $29,403,600
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

================================================================================
                                                                          AMOUNT
INSTITUTIONAL INDEX FUND                                                   (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $34,492,797
Undistributed Net Investment Income                                       3,226
Accumulated Net Realized Losses                                      (1,749,714)
Unrealized Depreciation
  Investment Securities                                              (3,337,306)
  Futures Contracts                                                      (5,403)
--------------------------------------------------------------------------------
NET ASSETS                                                          $29,403,600
================================================================================

Institutional Shares--Net Assets
Applicable to 253,083,204 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $20,361,353
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $80.45
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 112,389,924 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $9,042,247
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL PLUS SHARES                                              $80.45
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 519,977
  Interest                                                                4,933
  Security Lending                                                          389
--------------------------------------------------------------------------------
    Total Income                                                        525,299
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative
      Institutional Shares                                               10,954
      Institutional Plus Shares                                           2,657
--------------------------------------------------------------------------------
    Total Expenses                                                       13,611
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   511,688
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (741,492)
  Futures Contracts                                                     (67,618)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (809,110)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (7,993,019)
  Futures Contracts                                                      (8,172)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (8,001,191)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(8,298,613)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                        INSTITUTIONAL INDEX FUND
                                                       -------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                       -------------------------
                                                              2002          2001
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 511,688     $ 446,801
  Realized Net Gain (Loss)                               (809,110)      415,039
  Change in Unrealized Appreciation (Depreciation)     (8,001,191)   (5,349,860)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                            (8,298,613)   (4,488,020)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Institutional Shares                                 (343,006)     (304,616)
    Institutional Plus Shares                            (166,485)     (142,437)
  Realized Capital Gain
    Institutional Shares                                       --            --
    Institutional Plus Shares                                  --            --
--------------------------------------------------------------------------------
    Total Distributions                                  (509,491)     (447,053)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Institutional Shares                                  2,043,582     1,140,263
  Institutional Plus Shares                               654,816     2,137,346
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
  Share Transactions                                    2,698,398     3,277,609
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (6,109,706)   (1,657,464)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  35,513,306    37,170,770
--------------------------------------------------------------------------------
  End of Period                                       $29,403,600   $35,513,306
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES

=================================================================================================================
                                                                                 YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000       1999      1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $104.89     $120.72     $134.02    $112.85    $89.56
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        1.42       1.374       1.403      1.501     1.429
  Net Realized and Unrealized Gain (Loss) on Investments     (24.45)    (15.829)    (13.303)    22.143    24.177
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (23.03)    (14.455)    (11.900)    23.644    25.606
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (1.41)     (1.375)     (1.400)    (1.514)   (1.416)
  Distributions from Realized Capital Gains                      --          --          --      (.960)    (.900)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (1.41)     (1.375)     (1.400)    (2.474)   (2.316)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 80.45     $104.89     $120.72    $134.02   $112.85
=================================================================================================================

TOTAL RETURN                                                 -22.03%     -11.93%      -8.95%     21.17%    28.79%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $20,361     $24,165     $26,406    $28,918   $22,338
  Ratio of Total Expenses to Average Net Assets                0.05%       0.05%       0.06%      0.06%     0.06%
  Ratio of Net Investment Income to Average Net Assets         1.57%       1.27%       1.10%      1.25%     1.46%
  Portfolio Turnover Rate*                                       10%          8%         11%        14%       11%
=================================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 8%, 5%, 7%, 3%, and 7%, respectively.

INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES

=================================================================================================================
                                                                                 YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000       1999      1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $104.89     $120.72     $134.02    $112.85    $89.56
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       1.438       1.405       1.449      1.542     1.464
  Net Realized and Unrealized Gain (Loss) on Investments    (24.446)    (15.829)    (13.302)    22.143    24.177
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (23.008)    (14.424)    (11.853)    23.685    25.641
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (1.432)     (1.406)     (1.447)    (1.555)   (1.451)
  Distributions from Realized Capital Gains                      --          --          --      (.960)    (.900)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (1.432)     (1.406)     (1.447)    (2.515)   (2.351)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $80.45     $104.89     $120.72    $134.02   $112.85
=================================================================================================================

TOTAL RETURN                                                 -22.01%     -11.90%      -8.92%     21.21%    28.83%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $9,042     $11,349     $10,765     $6,861    $4,951
  Ratio of Total Expenses to Average Net Assets               0.025%      0.025%      0.025%     0.025%    0.025%
  Ratio of Net Investment Income to Average Net Assets         1.59%       1.31%       1.14%      1.29%     1.49%
  Portfolio Turnover Rate*                                       10%          8%         11%        14%       11%
=================================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 8%, 5%, 7%, 3%, and 7%, respectively.

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the year ended December 31, 2002, the fund realized $437,813,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     For tax purposes, at December 31, 2002, the fund had $2,789,000 of ordinary income available for distribution. The fund had available realized losses of $1,747,175,000 to offset future net capital gains of $48,662,000 through December 31, 2008, $385,640,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, and $42,913,000 through December 31, 2011.

     At December 31, 2002, net unrealized depreciation of investment securities for tax purposes was $3,344,812,000, consisting of unrealized gains of $3,862,755,000 on securities that had risen in value since their purchase and $7,207,567,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

================================================================================
                                                  (000)
                         -------------------------------------------------------
                                             AGGREGATE                UNREALIZED
                             NUMBER OF      SETTLEMENT              APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS           VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                    1,142        $250,926                  $(5,403)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the year ended December 31, 2002, the fund purchased $6,272,863,000 of investment securities and sold $3,385,658,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $13,855,000, for which the fund held cash collateral of $19,845,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

================================================================================
                                                 YEAR ENDED DECEMBER 31,
                                       -----------------------------------------
                                               2002                  2001
                                       -------------------  --------------------
                                           AMOUNT   SHARES      AMOUNT    SHARES
                                            (000)    (000)       (000)     (000)
--------------------------------------------------------------------------------
Institutional Shares
  Issued                               $7,072,507   78,769  $6,969,062   64,258
  Issued in Lieu of Cash Distributions    304,440    3,556     268,537    2,648
  Redeemed                             (5,333,365) (59,617) (6,097,336) (55,274)
                                       -----------------------------------------
Net Increase (Decrease)--
  Institutional Shares                  2,043,582   22,708   1,140,263   11,632
--------------------------------------------------------------------------------
Institutional Plus Shares
  Issued                               $3,287,769   34,935  $4,168,261   38,104
  Issued in Lieu of Cash Distributions    146,545    1,711     133,352    1,316
  Redeemed                             (2,779,498) (32,450) (2,164,267) (20,402)
                                       -----------------------------------------
Net Increase (Decrease)--
  Institutional Plus Shares               654,816    4,196   2,137,346   19,018
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the  Shareholders  and Trustees of Vanguard  Institutional  U.S.  Stock Index
Funds:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (a separate fund of Vanguard Institutional U.S. Stock Index Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

================================================================================
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 98.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q940 022003

[FRONT COVER]

             VANGUARD(R) INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

ANNUAL REPORT

DECEMBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                          [PHOTO JOHN J BRENNAN]

================================================================================
SUMMARY
* Vanguard Institutional Total Bond Market Index Fund earned a total return of 7.3% from its April 26 inception through the end of 2002.
* Interest rates declined during the period and the yield of the fund followed along. On December 31, it stood at 4.33%, down from 5.95% at inception.
* While bonds provided strong returns during 2002, stocks suffered deep losses, despite staging a late-year rally.
--------------------------------------------------------------------------------

CONTENTS

 1  Letter from the Chairman
 4  Fund Profile
 5  Glossary of Investment Terms
 6  Performance Summary
 7  Results of Proxy Voting
 8  Financial Statements
29  Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
Dear Shareholder,
Investment-grade bonds provided excellent total returns during 2002, as prices rose in response to falling interest rates and a terrible stock market. From its inception on April 26 through December 31, Vanguard(R) Institutional Total Bond Market Index Fund outperformed the average return of its mutual fund peers but fell short of the return of its target index.

     The fund's yield declined during the year, following the general level of interest rates. At year-end the fund yielded 4.33%, down from nearly 6% when it was launched eight months earlier. The table that follows this letter provides details about the change in the fund's net asset value and its income and capital gains distributions.
====================================================
2002 TOTAL RETURNS                 APRIL 26* THROUGH
                                         DECEMBER 31
----------------------------------------------------
VANGUARD INSTITUTIONAL
  TOTAL BOND MARKET INDEX FUND                  7.3%
Average Intermediate-Term
  Investment Grade Fund**                       6.4
Lehman Aggregate Bond Index                     7.9
----------------------------------------------------
*Inception.
**Derived from data provided by Lipper Inc.
====================================================

BONDS SHONE IN 2002 AS THE ECONOMY GREW AND STOCKS PLUNGED
Prices of investment-grade bonds rose during 2002, as many investors sought shelter from the stock market's volatility. But parts of the bond market, too, were shaken by the year's events. As revelations of fraudulent accounting practices mounted, investors seemed to lose some confidence in the financial markets generally. Economic uncertainty, the threat of terrorism, and the prospect of war with Iraq also weighed on the nation.

     Although the recession of 2001 gave way to halting economic growth, the stock market seemed largely oblivious for much of 2002. Despite a strong fourth-quarter rally, the Wilshire 5000 Total Market Index skidded -20.9%.

     The Federal Reserve Board responded to the mixed economic signals by holding its target for interest rates steady for most of the year, and then by making a sizable cut of 50 basis points in November. At the end of 2002, the federal funds rate stood at 1.25%, its lowest level in four decades. The yield of the 3-month U.S. Treasury bill fell 53 basis points during the course of the year to 1.19% as of December 31, while the yield of the 10-year Treasury note declined 124 basis points to 3.81%.

     The rise in bond prices, which move in the opposite direction from interest rates, supplemented the income from bonds, resulting in terrific returns. The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 10.3% for the year. However, not all types of bonds went along for the ride. In fact, high-yielding bonds--those issued by less-creditworthy companies-- returned -1.4% for the 12 months.

     Mortgage-backed securities performed well; the Lehman GNMA Index returned 8.7%. Between corporate bonds and Treasury securities, there was no clear winner. Government bonds did better than corporates in the long-term segment of the market, and short-term corporates outperformed short-term Treasuries. During the final three months of the year, corporate bonds soared as investors appeared to be more willing to take on risk.

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2002
                                                --------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    10.3%         10.1%          7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     9.6           8.8           6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.9           4.3
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -21.7%        -14.2%         -0.6%
Russell 2000 Index (Small-caps)               -20.5          -7.5          -1.4
Wilshire 5000 Index (Entire market)           -20.9         -14.4          -0.9
MSCI All Country World Index Free
  ex USA (International)                      -14.7         -16.4          -2.7
================================================================================
CPI
Consumer Price Index                            2.4%          2.4%          2.3%
================================================================================

OUR FUND IS OFF TO A SOLID START
As noted earlier, the fund's 7.3% total return was better than the average return of its peer mutual fund but behind that of the Lehman Aggregate Bond Index. As you would expect, the fund's investments were similar to those of the index; at year-end more than 60% of the fund's assets were invested in government mortgage-backed securities, Treasury bonds and notes, and government agency securities. Our sampling strategy--in which we buy some, but not all, of the securities in an index--is designed to provide the fund with characteristics that are similar to those of the target index. However, during June and July, a period of high volatility in corporate bond prices, our fund had moderately larger stakes than the index in bonds of several issuers that were hit especially hard. This difference resulted in our shortfall to the index. In recognition of the changing credit-market environment, we have made some tactical adjustments to ensure greater diversification and less exposure to lower-quality bonds.

     The Fund Profile on page 4 presents the fund's characteristics and includes a breakdown of the fund's holdings by maturity, issuer, and credit quality.

     Of course, it's not very useful to evaluate any investment over such a brief period. We present the fund's return since its inception for your information, but we emphasize that the results are not indicative of what may be in store for the future. Prudent investors will look at the returns provided by bonds during 2002 with some caution. During the year, the income paid out by bonds was supple-mented by an increase in price precipitated by the decline in interest rates. Because interest rates move up as well as down, it's important for investors to understand that bonds may very well provide lower returns in the decade ahead than they did in the past decade. The best (though far from perfect) indicator of future long-term bond returns is a fund's yield, which in the case of the Institutional Total Bond Market Index Fund was 4.33% on December 31.

     We can't predict future bond returns, but we can confidently say that our fund's returns will closely track those of its target index. Our confidence is based on the skill of Vanguard Fixed Income Group, which has been managing fixed income investments for more than 20 years, and on our low costs. Our expense ratio (annualized operating expenses as a percentage of average net assets) of just 0.05% not only helps us stay in line with our target index, it also gives us an advantage over higher-cost funds.

PREPARE FOR THE BEST--AND FOR THE WORST
Bond and stock investors alike are asking the same question: Is the worst over for the stock market? The truth is that no one knows what the future returns will be for any asset class, let alone for individual securities within an asset class.

     That uncertainty doesn't make us powerless. Rather, it puts a premium on sensible planning. That's why Vanguard advocates a balanced investment approach that includes stock, bond, and money market funds. Diversification among asset classes is the best way to manage investment risk while still positioning your portfolio to take advantage of the markets' long-term rewards.

     It's also important to diversify within the different asset classes. In the bond market, Vanguard Institutional Total Bond Market Index Fund is an excellent place to start.


SINCERELY,



JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                            JANUARY 17, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE                  APRIL 26*-DECEMBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                 STARTING        ENDING      INCOME     CAPITAL
                              SHARE PRICE   SHARE PRICE   DIVIDENDS       GAINS
--------------------------------------------------------------------------------
INSTITUTIONAL TOTAL BOND MARKET
  INDEX FUND                       $50.00        $51.89      $1.690      $0.012
--------------------------------------------------------------------------------
*Inception date.
================================================================================

FUND PROFILE                                             AS OF DECEMBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 5.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------
FINANCIAL ATTRIBUTES

                                       TARGET
                        FUND            INDEX*
--------------------------------------------------
Number of Issues        587             6,918
Yield                   4.3%             4.1%
Yield to Maturity       3.4%             4.1%
Average Coupon          6.4%             6.1%
Average Maturity        6.8 years        6.8 years
Average Quality         Aaa              Aaa
Average Duration        3.8 years        3.8 years
Expense Ratio**        0.05%              --
Cash Investments        2.7%              --
---------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+       60.4%
Aaa                     9.9
Aa                      6.5
A                      12.6
Baa                    10.0
Ba                      0.6
B                       0.0
Not Rated               0.0
---------------------------------------------------
Total                 100.0%
---------------------------------------------------

Investment Focus
AVERAGE MATURITY - MEDIUM
CREDIT QUALITY - TREASURY/AGENCY
---------------------------------------------------

Distribution by Maturity (% of portfolio)

Under 1 Year            2.2%
1-5 Years              58.4
5-10 Years             24.7
10-20 Years             7.7
20-30 Years             6.4
Over 30 Years           0.6
----------------------------------------------------
Total                 100.0%
----------------------------------------------------

Distribution by Issuer (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed++     7.5%
Finance                                      11.3
Foreign                                       4.5
Government Mortgage-Backed++                 36.5
Industrial                                   13.7
Treasury/Agency                              23.9
Utilities                                     2.6
----------------------------------------------------
Total                                       100.0%
====================================================
 *Lehman Aggregate Bond Index.
**Annualized.
 +Includes government mortgage-backed bonds.
++Adjusted for swaps.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
================================================================================

PERFORMANCE SUMMARY                                      AS OF DECEMBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE April 26, 2002-December 31, 2002

                   INST TOTAL BOND     AVG INTER-TERM INV       LEHMAN AGGREGATE
                         MKT INDEX             GRADE FUND             BOND INDEX
--------------------------------------------------------------------------------
4/26/2002              100,000,000            100,000,000            100,000,000
06/2002                101,342,804            100,845,965            101,551,471
09/2002                105,772,512            104,654,258            106,204,448
12/2002                107,302,679            106,415,717            107,946,188
--------------------------------------------------------------------------------

                                                TOTAL RETURNS
                               PERIOD ENDED DECEMBER 31, 2002
                               ------------------------------   FINAL VALUE OF A
                                                       SINCE        $100,000,000
                                                  INCEPTION*          INVESTMENT
--------------------------------------------------------------------------------
Institutional Total Bond Market Index Fund             7.30%        $107,302,679
Average Intermediate-Term Investment Grade Fund**      6.42          106,415,717
Lehman Aggregate Bond Index                            7.95          107,946,188
--------------------------------------------------------------------------------

FISCAL-YEAR TOTAL RETURNS (%) April 26, 2002-December 31, 2002
--------------------------------------------------------------
                INSTITUTIONAL TOTAL BOND MARKET
                         INDEX FUND                    LEHMAN+
FISCAL        CAPITAL        INCOME        TOTAL         TOTAL
PERIOD         RETURN        RETURN       RETURN        RETURN
--------------------------------------------------------------
2002             3.8%          3.5%         7.3%          7.9%
--------------------------------------------------------------
 *April 26, 2002.
**Derived from data provided by Lipper Inc.
 +Lehman Aggregate Bond Index.
Note: See Financial Highlights table on page 25 for dividend and capital gains information.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
                                                                      Percentage
Trustee                               For           Withheld                 For
--------------------------------------------------------------------------------
John J. Brennan            16,784,653,841         18,607,334               99.9%
Charles D. Ellis           16,784,890,905         18,370,269               99.9
Rajiv L. Gupta             16,783,876,595         19,384,579               99.9
JoAnn Heffernan Heisen     16,784,592,095         18,669,079               99.9
Burton G. Malkiel          16,774,885,176         28,375,998               99.8
Alfred M. Rankin, Jr.      16,784,539,526         18,721,648               99.9
J. Lawrence Wilson         16,784,114,836         19,146,338               99.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

- Change the fund's policy on borrowing money. This change enables the fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

--------------------------------------------------------------------------------
                                                           Percentage
                   For       Against      Abstain                 For
--------------------------------------------------------------------------------
           432,600,348             0            0              100.0%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     AS OF DECEMBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (58.8%)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (12.3%)
Private Export Funding Corp.
 (U.S. Government Guaranteed)                 7.20%                    1/15/2010           1,325         1,599
U.S. Treasury Bond                          10.375%                   11/15/2009           1,530         1,774
U.S. Treasury Bond                            5.00%                    8/15/2011           4,650         5,103
U.S. Treasury Bond                            7.50%                   11/15/2016             450           589
U.S. Treasury Bond                            8.75%                    5/15/2017           3,950         5,716
U.S. Treasury Bond                           8.875%                    8/15/2017           9,915        14,507
U.S. Treasury Bond                           8.125%                    8/15/2019           1,530         2,133
U.S. Treasury Bond                            8.75%                    5/15/2020             540           797
U.S. Treasury Bond                           7.875%                    2/15/2021             990         1,359
U.S. Treasury Bond                           8.125%                    8/15/2021           1,800         2,535
U.S. Treasury Bond                            8.00%                   11/15/2021           8,080        11,267
U.S. Treasury Bond                            7.25%                    8/15/2022           4,250         5,536
U.S. Treasury Bond                           7.625%                   11/15/2022           2,970         4,019
U.S. Treasury Bond                            7.50%                   11/15/2024             360           486
U.S. Treasury Bond                            6.75%                    8/15/2026           1,530         1,915
U.S. Treasury Bond                           6.625%                    2/15/2027           1,305         1,613
U.S. Treasury Bond                           6.375%                    8/15/2027          10,275        12,353
U.S. Treasury Note                           3.375%                    4/30/2004          32,950        33,845
U.S. Treasury Note                           5.875%                   11/15/2004           1,000         1,080
U.S. Treasury Note                            7.00%                    7/15/2006              70            81
U.S. Treasury Note                           6.125%                    8/15/2007             750           863
U.S. Treasury Note                           5.625%                    5/15/2008           9,370        10,632
U.S. Treasury Note                            5.00%                    2/15/2011           4,050         4,454
                                                                                                  ------------
                                                                                                       124,256
                                                                                                  ------------
==============================================================================================================

8

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
AGENCY BONDS AND NOTES (10.9%)
Federal Farm Credit Bank                      4.80%                    11/6/2003             325           335
Federal Home Loan Bank                        3.75%                    4/15/2004           3,550         3,654
Federal Home Loan Bank                       3.375%                    6/15/2004           5,300         5,442
Federal Home Loan Bank                        6.50%                    8/15/2007           2,450         2,818
Federal Home Loan Bank                       5.865%                     9/2/2008             550           620
Federal Home Loan Bank                        5.88%                   11/25/2008             175           181
Federal Home Loan Bank                        6.50%                   11/13/2009           1,300         1,509
Federal Home Loan Bank                       7.625%                    5/14/2010           6,600         8,182
Federal Home Loan Mortgage Corp.              5.00%                    5/15/2004             925           969
Federal Home Loan Mortgage Corp.              6.25%                    7/15/2004           1,700         1,822
Federal Home Loan Mortgage Corp.              7.00%                    7/15/2005          10,000        11,212
Federal Home Loan Mortgage Corp.             4.875%                    3/15/2007           3,975         4,301
Federal Home Loan Mortgage Corp.              5.75%                    4/15/2008           2,000         2,244
Federal Home Loan Mortgage Corp.             6.625%                    9/15/2009           1,400         1,640
Federal Home Loan Mortgage Corp.              7.00%                    3/15/2010           2,500         2,994
Federal Home Loan Mortgage Corp.             6.875%                    9/15/2010           5,650         6,761
Federal Home Loan Mortgage Corp.              6.75%                    3/15/2031           3,639         4,349
Federal Home Loan Mortgage Corp.              6.25%                    7/15/2032             132           149
Federal National Mortgage Assn.               3.00%                    6/15/2004             200           204
Federal National Mortgage Assn.               6.50%                    8/15/2004          11,710        12,621
Federal National Mortgage Assn.              7.125%                    2/15/2005             900           998
Federal National Mortgage Assn.               7.00%                    7/15/2005           8,900         9,978
Federal National Mortgage Assn.               5.00%                    1/15/2007             200           217
Federal National Mortgage Assn.               5.75%                    2/15/2008           1,850         2,072
Federal National Mortgage Assn.               6.00%                    5/15/2008             400           453
Federal National Mortgage Assn.               6.40%                    5/14/2009             675           713
Federal National Mortgage Assn.              6.625%                    9/15/2009           4,515         5,288
Federal National Mortgage Assn.               7.25%                    1/15/2010           2,230         2,699
Federal National Mortgage Assn.               6.25%                     2/1/2011             225           252
Federal National Mortgage Assn.               5.50%                    3/15/2011           2,275         2,497
Federal National Mortgage Assn.              4.375%                    9/15/2012           3,425         3,438
Federal National Mortgage Assn.               7.25%                    5/15/2030           2,050         2,573
Federal National Mortgage Assn.              6.625%                   11/15/2030           3,400         3,993
Tennessee Valley Auth.                       5.375%                   11/13/2008             325           358
Tennessee Valley Auth.                       7.125%                     5/1/2030           1,350         1,655
                                                                                                  ------------
                                                                                                       109,191
                                                                                                  ------------
MORTGAGE-BACKED SECURITIES (35.6%)
Federal Home Loan Mortgage Corp.              5.00%          6/1/2007--1/21/2018(1)        8,203         8,422
Federal Home Loan Mortgage Corp.              5.50%         12/1/2005--11/1/2032(1)       13,195        13,645
Federal Home Loan Mortgage Corp.              6.00%          1/1/2006--10/1/2032(1)       41,728        43,439
Federal Home Loan Mortgage Corp.              6.50%          10/1/2004--8/1/2032(1)       40,750        42,654
Federal Home Loan Mortgage Corp.              7.00%           2/1/2004--6/1/2032(1)       25,185        26,538
Federal Home Loan Mortgage Corp.              7.50%          10/1/2012--2/1/2032(1)        5,884         6,257
Federal Home Loan Mortgage Corp.              8.00%          6/1/2012--11/1/2031(1)        2,318         2,498
Federal Home Loan Mortgage Corp.              8.50%           6/1/2025--5/1/2030(1)          949         1,030
Federal Home Loan Mortgage Corp.              9.00%           2/1/2025--9/1/2030(1)           75            82
Federal Home Loan Mortgage Corp.              9.50%                     2/1/2025(1)           17            18
Federal National Mortgage Assn.               5.00%         1/27/2010--12/1/2017(1)        4,996         5,120
Federal National Mortgage Assn.               5.50%           5/1/2009--1/1/2033(1)       17,119        17,659
Federal National Mortgage Assn.               6.00%         10/1/2008--11/1/2032(1)       41,959        43,570
Federal National Mortgage Assn.               6.50%           1/1/2012--8/1/2032(1)       55,300        57,717
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.               7.00%          6/1/2015--12/1/2031(1)       11,761        12,389
Federal National Mortgage Assn.               7.50%         11/1/2011--10/1/2031(1)        7,958         8,460
Federal National Mortgage Assn.               8.00%          12/1/2029--6/1/2031(1)        1,534         1,648
Federal National Mortgage Assn.               8.50%           4/1/2030--4/1/2031(1)          533           574
Federal National Mortgage Assn.               9.00%                     8/1/2030(1)           29            31
Federal National Mortgage Assn.               9.50%                    11/1/2025(1)           34            37
Government National Mortgage Assn.            5.50%         2/15/2017--1/22/2033(1)        1,785         1,846
Government National Mortgage Assn.            6.00%        9/15/2013--10/15/2032(1)       12,542        13,100
Government National Mortgage Assn.            6.50%         5/15/2013--7/15/2032(1)       22,112        23,237
Government National Mortgage Assn.            7.00%        10/15/2010--6/15/2032(1)       15,014        15,932
Government National Mortgage Assn.            7.50%        5/15/2023--10/15/2031(1)        7,005         7,483
Government National Mortgage Assn.            8.00%        7/15/2025--11/15/2030(1)        3,020         3,266
Government National Mortgage Assn.            8.50%        12/15/2024--7/15/2030(1)          486           528
Government National Mortgage Assn.            9.00%         5/15/2025--9/15/2030(1)          220           239
Government National Mortgage Assn.            9.50%                   11/15/2017(1)           46            51
                                                                                                  ------------
                                                                                                       357,470
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $578,190)                                                                                       590,917
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (34.1%)
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES-FIXED RATE (5.4%)(2)
Bank of America Mortgage Securities          4.654%                    7/25/2032(1)          415           422
Bear Stearns Commercial
  Mortgage Securities Inc.                    5.70%                   11/15/2014(1)          400           410
Bear Stearns Commercial
  Mortgage Securities Inc.                    5.61%                   11/15/2033(1)        1,150         1,238
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust PG&E-1      6.42%                    9/25/2008(1)        2,500         2,728
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust SCE-1       6.38%                    9/25/2008(1)        2,450         2,670
California Infrastructure & Econ.
  Dev. Bank Special Purpose Trust SDG&E       6.31%                    9/25/2008(1)        1,100         1,197
Capital Auto Receivables Asset Trust          4.16%                    7/16/2007(1)          125           131
Capital One Auto Finance Trust                4.88%                    9/15/2008(1)        1,175         1,241
Chase Manhattan Auto Owner Trust              4.24%                    9/15/2008(1)        2,750         2,877
CIT RV Trust                                  5.96%                    4/15/2011(1)          111           112
Citibank Credit Card Master Trust             4.95%                     2/9/2009(1)        3,450         3,696
Citibank Credit Card Master Trust            5.875%                    3/10/2011(1)          500           554
Commercial Mortgage
  Lease-Backed Certificate                   6.746%                    6/20/2031(1)(3)     1,076         1,190
Countrywide Home Loan                        4.633%                     7/1/2032(1)        2,682         2,719
DaimlerChrysler Auto Trust                    2.56%                    11/8/2006(1)          825           832
First Union Corp.                            6.223%                   12/12/2033(1)          500           554
Ford Credit Auto Owner Trust                  4.36%                    8/15/2006(1)        2,000         2,081
Ford Credit Auto Owner Trust                  3.13%                   11/15/2006(1)          250           255
GMAC Capital Auto Receivables Owner Trust     2.64%                    3/15/2008(1)        1,000         1,006
Harley-Davidson Motorcycle Trust              4.50%                    1/15/2010(1)        1,650         1,739
Honda Auto Receivables Owner Trust            2.19%                    9/15/2006(1)          700           706
Honda Auto Receivables Owner Trust            4.22%                    4/15/2007(1)          325           340
Marshall & Ilsley Auto Loan Trust             2.49%                   10/22/2007(1)        2,500         2,519
MBNA Master Credit Card Trust                 4.95%                    6/15/2009(1)        3,150         3,377
Nissan Auto Receivables                       4.60%                    9/15/2005(1)        1,475         1,550
==============================================================================================================

10

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
PECO Energy Transition Trust                  5.63%                     3/1/2005(1)           92            93
PECO Energy Transition Trust                  5.80%                     3/1/2007(1)        4,000         4,254
PECO Energy Transition Trust                  6.05%                     3/1/2009(1)          275           304
PP&L Transition Bond Co. LLC                  6.96%                   12/26/2007(1)        2,100         2,328
PSE&G Transition Funding LLC                  6.89%                   12/15/2017(1)          200           232
Residential Asset Securities Corp.           4.988%                    2/25/2027(1)        1,950         2,038
Sears Credit Account Master Trust             6.05%                    1/15/2008(1)        2,333         2,393
Toyota Auto Receivables Owner Trust           2.65%                   11/15/2006(1)        1,900         1,923
Toyota Auto Receivables Owner Trust           4.00%                    7/15/2008(1)          100           104
Volkswagen Auto Lease Trust                   2.36%                   12/20/2005(1)        2,000         2,013
Washington Mutual Mortgage
  Pass-Through Certificate                   5.435%                    2/25/2032(1)          175           179
Washington Mutual Mortgage
  Pass-Through Certificate                    5.55%                    3/25/2032(1)          175           179
Washington Mutual Mortgage
  Pass-Through Certificate                   5.598%                    4/25/2032(1)        1,850         1,887
WFS Financial Owner Trust                     4.50%                    2/20/2010(1)          250           263
World Omni Master Owner Trust                 3.79%                   11/20/2005(1)          175           178
                                                                                                  ------------
                                                                                                        54,512
                                                                                                  ------------
ASSET-BACKED SECURITIES--FLOATING RATE (1.9%)(2)
Chase Credit Card Master Trust                1.96%                    1/15/2006(1)        6,000         6,006
Chase Credit Card Master Trust               1.923%                    2/15/2007(1)        1,000         1,001
Discover Card Master Trust I                  1.70%                    2/16/2007(1)        2,000         2,007
Discover Card Master Trust I                  1.55%                    4/16/2007(1)        4,000         4,006
First USA Credit Card Master Trust            1.50%                    9/10/2006(1)        6,000         6,005
                                                                                                  ------------
                                                                                                        19,025
                                                                                                  ------------
FINANCE (11.0%)
  BANKING (4.4%)
  Abbey National Capital Trust I             8.963%                   12/29/2049             250           304
  Associates Corp.                            6.20%                    5/16/2005           1,000         1,062
  BankAmerica Capital II                      8.00%                   12/15/2026             750           855
  BankAmerica Corp.                          6.625%                    6/15/2004             100           107
  BankAmerica Corp.                          7.125%                     5/1/2006             150           169
  Bank of America Corp.                      7.125%                    9/15/2006           1,500         1,703
  Bank of America Corp.                       8.50%                    1/15/2007             150           179
  Bank of America Corp.                       7.40%                    1/15/2011             100           118
  Bank of America Corp.                       6.25%                    4/15/2012             100           111
  Bank One Corp.                             6.875%                     8/1/2006           1,750         1,973
  Bank One Corp.                              6.00%                    2/17/2009             795           853
  Bank One Corp.                             7.875%                     8/1/2010             750           905
  Barclays Bank PLC                           8.55%                    6/15/2011(3)          700           838
  Barclays Bank PLC                          7.375%                   12/15/2011(3)          475           533
  BBVA-Bancomer Capital Trust I              10.50%                    2/16/2011(3)          500           555
  The Chase Manhattan Corp.                   6.00%                    11/1/2005             150           162
  Citicorp Capital II                        8.015%                    2/15/2027             100           110
  Citicorp Lease Pass-Through Trust           8.04%                   12/15/2019(3)          225           260
  Citigroup Inc.                             4.125%                    6/30/2005             725           757
  Citigroup Inc.                              6.75%                    12/1/2005           2,850         3,170
  Citigroup Inc.                             5.625%                    8/27/2012           1,200         1,263
  CoreStates Capital Corp.                   6.625%                    3/15/2005           1,000         1,091
  CoreStates Capital Corp.                    8.00%                   12/15/2026(3)          525           579
  Credit Suisse First Boston USA, Inc.        5.75%                    4/15/2007           1,175         1,250
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Credit Suisse First Boston USA, Inc.        6.50%                    1/15/2012             250           267
  Fifth Third Bancorp                         6.75%                    7/15/2005             500           549
  Fleet Boston Financial Corp.                7.25%                    9/15/2005           1,000         1,106
  Golden West Financial                      4.125%                    8/15/2007           1,000         1,027
  HSBC Holdings PLC                           7.50%                    7/15/2009             750           891
  ING Capital Funding Trust III              8.439%                   12/31/2010             575           661
  J.P. Morgan Chase & Co.                    5.625%                    8/15/2006             625           664
  J.P. Morgan Chase & Co.                     5.25%                    5/30/2007           1,350         1,430
  Marshall & Ilsley Bank                     4.125%                     9/4/2007           1,000         1,033
  Mellon Capital II                          7.995%                    1/15/2027             500           557
  Mercantile Bancorp (Firstar)                7.30%                    6/15/2007             250           290
  National City Corp.                         7.20%                    5/15/2005             800           885
  National Westminster Bancorp Inc.          9.375%                   11/15/2003           2,000         2,133
  NationsBank Corp.                          6.375%                    2/15/2008             500           560
  NationsBank Corp.                           7.25%                   10/15/2025             500           581
  PaineWebber Group, Inc.                     6.50%                    11/1/2005             500           549
  PNC Funding Corp.                           5.75%                     8/1/2006             700           748
  Regions Financial Corp.                    6.375%                    5/15/2012             875           980
  Santander Central Hispaco SA               7.625%                    9/14/2010             200           227
  Sanwa Bank Ltd.                             7.40%                    6/15/2011             125           123
  Standard Chartered Bank                     8.00%                    5/30/2031(3)          325           374
  Sumitomo Mitsui Banking Corp.               8.00%                    6/15/2012             115           128
  SunTrust Banks, Inc.                        6.00%                    2/15/2026             500           545
  Suntrust Capital                            7.90%                    6/15/2027             200           222
  Swiss Bank Corp.                           7.375%                    7/15/2015             175           210
  Synovus Financial Corp.                     7.25%                   12/15/2005             175           192
  UBS Preferred Funding Trust I              8.622%                    10/1/2010             575           688
  Union Planters Corp.                        7.75%                     3/1/2011             275           322
  US Bancorp                                 6.875%                    12/1/2004           1,275         1,393
  US Bancorp                                  5.10%                    7/15/2007           1,250         1,339
  Wachovia Corp.                              4.95%                    11/1/2006             825           880
  Washington Mutual Bank                     6.875%                    6/15/2011           1,450         1,617
  Wells Fargo & Co.                           6.25%                    4/15/2008             915         1,028
  Wells Fargo & Co.                           6.45%                     2/1/2011           1,000         1,126

  BROKERAGE (1.6%)
  Bear Stearns & Co., Inc.                   6.625%                    1/15/2004           1,000         1,047
  Bear Stearns & Co., Inc.                    6.75%                   12/15/2007           1,000         1,125
  Goldman Sachs Group                        7.625%                    8/17/2005           1,000         1,124
  Goldman Sachs Group                         5.70%                     9/1/2012             750           781
  Goldman Sachs Group                         5.50%                    5/15/2014             800           807
  Lehman Brothers Holdings Inc.               6.25%                     4/1/2003             275           278
  Lehman Brothers Holdings Inc.               7.75%                    1/15/2005           1,950         2,155
  Lehman Brothers Holdings Inc.               6.25%                    5/15/2006             900           984
  Merrill Lynch & Co., Inc.                   5.88%                    1/15/2004             175           182
  Merrill Lynch & Co., Inc.                   5.35%                    6/15/2004           1,275         1,332
  Merrill Lynch & Co., Inc.                  6.875%                   11/15/2018             600           661
  Morgan Stanley Dean Witter
    Discover & Co.                           5.625%                    1/20/2004           2,150         2,228
  Morgan Stanley Dean Witter
    Discover & Co.                            6.10%                    4/15/2006           1,125         1,224
  Morgan Stanley Dean Witter
    Discover & Co.                            7.25%                     4/1/2032             450           511
==============================================================================================================

12

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings Inc.         5.875%                    3/15/2006             275           297
  Spear, Leeds & Kellogg, LP                  8.25%                    8/15/2005(3)          450           512
  Waddell & Reed Financial                    7.50%                    1/18/2006             650           701

  FINANCE COMPANIES (3.3%)
  American Express Co.                        3.75%                   11/20/2007           1,250         1,267
  Boeing Capital Corp.                        6.50%                    2/15/2012           1,350         1,441
  CIT Group Holdings                         7.375%                     4/2/2007             200           217
  CIT Group Holdings                          7.75%                     4/2/2012             200           222
  Countrywide Home Loan                       5.50%                     8/1/2006           1,550         1,643
  Countrywide Home Loan                       5.50%                     2/1/2007             850           902
  Countrywide Home Loan                      5.625%                    5/15/2007              50            53
  Ford Motor Credit Co.                      6.875%                     2/1/2006           2,200         2,208
  Ford Motor Credit Co.                       6.50%                    1/25/2007           2,000         1,980
  Ford Motor Credit Co.                       7.25%                   10/25/2011             500           485
  General Electric Capital Corp.             5.375%                    3/15/2007           2,500         2,685
  General Electric Capital Corp.              4.25%                    1/15/2008           1,000         1,027
  General Electric Capital Corp.             4.625%                    9/15/2009             500           511
  General Electric Capital Corp.             7.375%                    1/19/2010             750           862
  General Electric Capital Corp.             6.125%                    2/22/2011             500           539
  General Electric Capital Corp.              6.75%                    3/15/2032             650           722
  General Motors Acceptance Corp.             5.25%                    5/16/2005             250           251
  General Motors Acceptance Corp             6.125%                    9/15/2006           1,000         1,016
  General Motors Acceptance Corp.             7.75%                    1/19/2010           1,725         1,809
  General Motors Acceptance Corp.            6.875%                    9/15/2011             500           499
  General Motors Acceptance Corp.             7.00%                     2/1/2012             400           402
  General Motors Acceptance Corp.            6.875%                    8/28/2012           1,600         1,584
  Household Finance Corp.                     6.50%                    1/24/2006           1,375         1,451
  Household Finance Corp.                     7.20%                    7/15/2006             300           326
  Household Finance Corp.                     5.75%                    1/30/2007             350           366
  Household Finance Corp.                    6.375%                   10/15/2011             225           236
  Household Finance Corp.                     7.00%                    5/15/2012           1,100         1,205
  Household Finance Corp.                     7.35%                   11/27/2032              50            54
  International Lease Finance Corp.          5.625%                     6/1/2007           1,975         2,060
  John Deere Capital Corp.                    7.00%                    3/15/2012             250           290
  MBNA America Bank NA                        7.75%                    9/15/2005           1,200         1,298
  Pitney Bowes Credit Corp.                   9.25%                    6/15/2008             500           622
  SLM Corp.                                   5.05%                   11/14/2014             450           449
  USA Education Inc.                         5.625%                    4/10/2007           2,075         2,273

  INSURANCE (1.1%)
  Ace Ltd.                                    6.00%                     4/1/2007             300           313
  AIG SunAmerica Global Financing IX          6.90%                    3/15/2032(3)          540           618
  Allstate Corp.                             5.375%                    12/1/2006             500           539
  Allstate Corp.                              7.20%                    12/1/2009             875         1,006
  American General Capital II                 8.50%                     7/1/2030              50            63
  American International Group                2.85%                    12/1/2005             750           754
  Fidelity National Financial Inc.            7.30%                    8/15/2011             500           553
  Jackson National Life Insurance Co.         5.25%                    3/15/2007(3)          400           422
  Jackson National Life Insurance Co.        6.125%                    5/30/2012(3)          600           636
  John Hancock Global Funding II             5.625%                    6/27/2006(3)          400           424
  Marsh & McLennan Cos. Inc.                  6.25%                    3/15/2012             600           664
  Metlife Inc.                                5.25%                    12/1/2006           1,625         1,732
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Monumental Global Funding II                6.05%                    1/19/2006(3)        1,775         1,926
  Nationwide Life Global Funding              5.35%                    2/15/2007(3)          225           237
  Principal Life Global Funding I            6.125%                     3/1/2006(3)          900           969
  Progressive Corp.                          6.625%                     3/1/2029             400           424
  St. Paul Cos. Inc.                          5.75%                    3/15/2007             125           130

  REAL ESTATE INVESTMENT TRUSTS (0.6%)
  EOP Operating LP                            7.75%                   11/15/2007             500           568
  EOP Operating LP                           7.875%                    7/15/2031             200           217
  Equity Residential Properties Trust        6.625%                    3/15/2012             850           919
  Health Care Property Investment Inc.        6.45%                    6/25/2012             500           507
  HRPT Properties Trust                       6.50%                    1/15/2013             750           768
  New Plan Excel Realty Trust                5.875%                    6/15/2007             950           995
  Simon DeBartolo Property Group, Inc.       6.375%                   11/15/2007             900           971
  Susa Partnership LP                         7.00%                    12/1/2007             100           113
  Vornado Realty                             5.625%                    6/15/2007           1,000         1,017
                                                                                                  ------------
                                                                                                       110,621
                                                                                                  ------------
INDUSTRIAL (13.3%)
  BASIC INDUSTRY (1.1%)
  Alcoa Inc.                                  4.25%                    8/15/2007           1,750         1,822
  Celulosa Arauco Constitution SA            8.625%                    8/15/2010             350           400
  Chevron Philips Chemical Co.               5.375%                    6/15/2007             500           526
  Corporacion Nacional del
    Cobre de Chile (CODELCO)                 7.375%                     5/1/2009(3)          500           552
  Domtar Inc.                                7.875%                   10/15/2011             450           525
  Dow Chemical Co.                           6.125%                     2/1/2011             875           904
  Dow Chemical Co.                           7.375%                    11/1/2029             100           107
  Eastman Chemical Co.                        7.00%                    4/15/2012             450           503
  International Paper Co.                    7.875%                     8/1/2006             750           843
  Potash Corp. of Saskatchewan                7.75%                    5/31/2011             625           732
  Praxair, Inc.                               6.90%                    11/1/2006             125           140
  Rohm & Haas Co.                             6.95%                    7/15/2004             450           482
  Sappi Papier Holding AG                     6.75%                    6/15/2012(3)          100           111
  Sappi Papier Holding AG                     7.50%                    6/15/2032(3)          200           224
  Union Carbide Corp.                         7.75%                    10/1/2096             100            92
  Vale Overseas Ltd.                         8.625%                     3/8/2007             400           402
  Westvaco Corp.                              8.20%                    1/15/2030             725           856
  Weyerhaeuser Co.                            5.50%                    3/15/2005           1,450         1,516
  Weyerhaeuser Co.                           7.375%                    3/15/2032             575           624

  CAPITAL GOODS (1.1%)
  Bae Systems Holdings Inc.                   6.40%                   12/15/2011(3)          225           228
  The Boeing Co.                              8.75%                    8/15/2021             150           185
  The Boeing Co.                             6.625%                    2/15/2038             250           251
  Bombardier Capital Corp.                   6.125%                    6/29/2006(3)          400           364
  British Aerospace                          7.156%                   12/15/2011(1)(3)       123           129
  Caterpillar, Inc.                          7.375%                     3/1/2097             600           704
  CRH Capital Inc.                            6.95%                    3/15/2012             200           224
  Deere & Co.                                 8.50%                     1/9/2022             725           924
  Emerson Electric                           4.625%                   10/15/2012           1,000         1,001
  Goodrich Corp.                              6.45%                   12/15/2007             300           306
  Hutchison Whampoa International Ltd.        7.00%                    2/16/2011(3)          750           802
==============================================================================================================

14

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Ingersoll-Rand Co.                          6.25%                    5/15/2006             150           164
  Kennametal Inc.                             7.20%                    6/15/2012             100           103
  Lockheed Martin Corp.                       7.65%                     5/1/2016             650           806
  Lockheed Martin Corp.                       8.50%                    12/1/2029             200           267
  Masco Corp.                                 6.75%                    3/15/2006           1,300         1,418
  Raytheon Co                                 4.50%                   11/15/2007           1,000         1,014
  Raytheon Co.                                5.50%                   11/15/2012             200           203
  Republic Services Inc.                     7.125%                    5/15/2009             725           827
  Textron Inc.                                6.50%                     6/1/2012             100           109
  United Technologies Corp.                  4.875%                    11/1/2006           1,325         1,407

  COMMUNICATION (3.2%)
  AT&T Broadband                             9.455%                   11/15/2022             100           117
  AT&T Corp.                                  6.50%                   11/15/2006           1,135         1,203
  AT&T Corp.                                  7.80%                   11/15/2011             200           217
  AT&T Corp.                                  8.00%                   11/15/2031             625           691
  AT&T Wireless Services Inc.                7.875%                     3/1/2011             450           450
  AT&T Wireless Services Inc.                8.125%                     5/1/2012             225           225
  AT&T Wireless Services Inc.                 8.75%                     3/1/2031             475           466
  BellSouth Capital Funding                  7.875%                    2/15/2030           1,200         1,465
  British Telecommunications PLC             7.875%                   12/15/2005           1,150         1,295
  British Telecommunications PLC             8.875%                   12/15/2030             400           507
  Centurytel Inc.                            7.875%                    8/15/2012(3)          175           203
  China Telecom                              7.875%                    11/2/2004             625           682
  Cingular Wireless                           6.50%                   12/15/2011             550           590
  Citizens Communications                     9.00%                    8/15/2031             375           427
  Clear Channel Communications                7.65%                    9/15/2010             750           850
  Comcast Cable Communication                6.375%                    1/30/2006             700           734
  Comcast Cable Communication                 6.75%                    1/30/2011             400           416
  Comcast Cable Communication                8.875%                     5/1/2017             200           234
  Cox Enterprises                            7.875%                    9/15/2010(3)          575           625
  Deutsche Telekom International Finance      8.25%                    6/15/2005             500           547
  Deutsche Telekom International Finance      8.50%                    6/15/2010             750           863
  Deutsche Telekom International Finance      8.25%                    6/15/2030             250           287
  France Telecom                              8.70%                     3/1/2006           1,000         1,093
  France Telecom                              9.25%                     3/1/2011             250           287
  France Telecom                             10.00%                     3/1/2031             200           242
  Grupo Televisa SA                          8.625%                     8/8/2005             625           689
  GTE Corp.                                   8.75%                    11/1/2021             100           118
  GTE Corp.                                   7.83%                     5/1/2023             500           534
  GTE South Inc.                             6.125%                    6/15/2007             875           962
  Intel Telecom Satellite                    7.625%                    4/15/2012(3)          100           100
  Koninklijke KPN NV                          8.00%                    10/1/2010             850           996
  Koninklijke KPN NV                         8.375%                    10/1/2030              25            31
  New England Telephone & Telegraph Co.      7.875%                   11/15/2029             100           120
  New York Telephone Co.                      7.25%                    2/15/2024             100           104
  News America Holdings Inc.                  8.00%                   10/17/2016             250           283
  News America Holdings Inc.                  7.75%                    12/1/2045             100            98
  News America Holdings Inc.                  8.25%                   10/17/2096             200           207
  PCCW Hong Kong Capital Ltd.                 7.75%                   11/15/2011(3)          275           296
  SBC Communications Inc.                     5.75%                     5/2/2006             200           217
  SBC Communications Inc.                    5.875%                    8/15/2012           1,000         1,081
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Scholastic Corp.                            5.75%                    1/15/2007             100           105
  Southwestern Bell Telephone Co.             7.25%                    7/15/2025             175           184
  Sprint Capital Corp.                        7.90%                    3/15/2005             400           406
  Sprint Capital Corp.                        8.75%                    3/15/2032           1,275         1,218
  TCI Communications, Inc.                    8.00%                     8/1/2005             990         1,054
  TCI Communications, Inc.                    8.75%                     8/1/2015             175           203
  Telecomunicaciones
    de Puerto Rico                            6.65%                    5/15/2006             125           133
  Telecomunicaciones
    de Puerto Rico                            6.80%                    5/15/2009             500           517
  Telefonica Europe BV                        7.35%                    9/15/2005             775           853
  Telefonos de Mexico SA                      8.25%                    1/26/2006           1,550         1,697
  Thomson Corp.                               5.75%                     2/1/2008             600           644
  TPSA Finance BV                             7.75%                   12/10/2008(3)          100           100
  USA Interactive                             7.00%                    1/15/2013(3)          500           518
  Verizon Global Funding Corp.                6.75%                    12/1/2005             325           359
  Verizon Global Funding Corp.               7.375%                     9/1/2012             500           575
  Verizon New Jersey Inc.                    5.875%                    1/17/2012             825           870
  Verizon New York Inc.                      6.875%                     4/1/2012             175           196
  Verizon New York Inc.                      7.375%                     4/1/2032             175           194
  Verizon Wireless Inc.                      5.375%                   12/15/2006             400           418
  Vodafone AirTouch PLC                      7.625%                    2/15/2005             325           360
  Vodafone AirTouch PLC                      7.875%                    2/15/2030             625           754

  CONSUMER CYCLICAL (2.3%)
  AOL Time Warner Inc.                       6.125%                    4/15/2006           1,000         1,029
  AOL Time Warner Inc.                        6.15%                     5/1/2007           1,100         1,141
  AOL Time Warner Inc.                       7.625%                    4/15/2031             450           462
  Arvinmeritor Inc.                           6.80%                    2/15/2009             250           240
  Auburn Hills                              12.375%                     5/1/2020             100           152
  Cendant Corp.                              6.875%                    8/15/2006             445           456
  Costco Wholesale Corp.                      5.50%                    3/15/2007             875           944
  DaimlerChrysler
    North America Holding Corp.               7.40%                    1/20/2005             900           978
  DaimlerChrysler
    North America Holding Corp.              7.375%                    9/15/2006           2,000         2,232
  DaimlerChrysler
    North America Holding Corp.               7.30%                    1/15/2012             225           252
  Dayton Hudson Corp.                         6.65%                     8/1/2028             350           378
  The Walt Disney Co.                        5.375%                     6/1/2007           1,000          1,060
  Ford Capital BV                             9.50%                     6/1/2010             225           230
  Ford Motor Co.                              7.45%                    7/16/2031           1,200          1,044
  Ford Motor Co.                              9.98%                    2/15/2047             900           917
  General Motors Corp,                        6.75%                     5/1/2028             500           438
  Harrahs Operating Co., Inc.                7.125%                     6/1/2007             175           193
  Harrahs Operating Co., Inc.                 7.50%                    1/15/2009             250           285
  Kohl's Corp.                                6.00%                    1/15/2033             100           100
  Liberty Media Corp.                         8.25%                     2/1/2030             550           588
  Lowe's Companies, Inc.                     6.875%                    2/15/2028             500           561
  Mach One CDO, Ltd.                          6.70%                    3/15/2030(3)          477           524
  May Department Stores Co.                  7.625%                    8/15/2013             300           353
  May Department Stores Co.                   9.75%                    2/15/2021             555           732
==============================================================================================================

16

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  McDonald's Corp.                            6.00%                    4/15/2011             400           433
  Pulte Homes Inc.                           7.875%                    6/15/2032             375           383
  Sears Roebuck Acceptance Corp.              7.00%                     2/1/2011             150           144
  Sears Roebuck Acceptance Corp.              6.70%                    4/15/2012             200           188
  Sears Roebuck Acceptance Corp.              7.00%                     6/1/2032             100            85
  Target Corp.                                5.40%                    10/1/2008           1,000         1,075
  Target Corp.                                7.00%                    7/15/2031             200           226
  Time Warner Entertainment                  8.375%                    3/15/2023             100           111
  Time Warner Entertainment                  8.375%                    7/15/2033             600           668
  Viacom Inc.                                 7.75%                     6/1/2005           1,375         1,541
  Viacom Inc.                                5.625%                    8/15/2012             300           320
  Wal-Mart Stores, Inc.                       7.55%                    2/15/2030             500           628
  Wal-Mart Stores, Inc. Canada                5.58%                     5/1/2006(3)        1,400         1,524
  Wendy's International, Inc.                 6.20%                    6/15/2014             300           331

  CONSUMER NONCYCLICAL (2.4%)
  Anheuser-Busch Cos., Inc.                   7.50%                    3/15/2012             500           610
  Anheuser-Busch Cos., Inc.                  7.125%                     7/1/2017           1,050         1,216
  Bottling Group PLC                         4.625%                   11/15/2012(3)          450           449
  Bristol-Myers Squibb                        5.75%                    10/1/2011           1,050         1,105
  C.R. Bard, Inc.                             6.70%                    12/1/2026           1,125         1,235
  Campbell Soup Co.                           6.75%                    2/15/2011             900         1,025
  Cia. Brasil de Bebidas Ambev               10.50%                   12/15/2011              90            81
  Coca-Cola Enterprises, Inc.                6.125%                    8/15/2011           1,200         1,334
  Conagra Foods, Inc.                        7.875%                    9/15/2010           1,000         1,202
  Fred Meyer, Inc.                           7.375%                     3/1/2005             500           545
  General Mills Inc.                         5.125%                    2/15/2007             550           584
  Grand Metropolitan Investment Corp.         9.00%                    8/15/2011             400           523
  International Flavors & Fragrances          6.45%                    5/15/2006             150           163
  Kellogg Co.                                 6.00%                     4/1/2006             500           543
  Kellogg Co.                                 7.45%                     4/1/2031             350           425
  Kraft Foods Inc.                           4.625%                    11/1/2006             925           975
  Kraft Foods Inc.                           5.625%                    11/1/2011             650           695
  Kraft Foods Inc.                            6.50%                    11/1/2031             300           330
  Kroger Co.                                 7.625%                    9/15/2006             100           112
  Kroger Co.                                  7.70%                     6/1/2029             175           197
  Kroger Co.                                  8.00%                    9/15/2029             650           762
  Newell Rubbermaid Inc.                      6.00%                    3/15/2007             125           135
  Newell Rubbermaid Inc.                      6.75%                    3/15/2012             400           441
  Pharmacia Corp.                             5.75%                    12/1/2005           1,275         1,391
  Pharmacia Corp.                             6.60%                    12/1/2028             250           283
  Philip Morris Cos., Inc.                    7.00%                    7/15/2005           1,000         1,082
  Philip Morris Cos., Inc.                    7.20%                     2/1/2007             500           555
  Procter & Gamble Co. ESOP                   9.36%                     1/1/2021           1,000         1,382
  Quest Diagnostic Inc.                       6.75%                    7/12/2006             125           136
  Quest Diagnostic Inc.                       7.50%                    7/12/2011             350           400
  RJ Reynolds Tobacco Holdings Inc.           6.50%                     6/1/2007             125           130
  RJ Reynolds Tobacco Holdings Inc.           7.25%                     6/1/2012             100           103
  Safeway Inc.                                6.85%                    9/15/2004           1,175         1,257
  Sara Lee Corp.                             6.125%                    11/1/2032             500           526
  United Health Group Inc.                    5.20%                    1/17/2007           1,500         1,583
  Wellpoint Health Network                   6.375%                    1/15/2012             825           906
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  ENERGY (1.5%)
  Alberta Energy Co. Ltd.                    7.375%                    11/1/2031             400           458
  Amerada Hess Corp.                          5.30%                    8/15/2004           1,150         1,200
  Amerada Hess Corp.                          5.90%                    8/15/2006             225           241
  Anadarko Finance Co.                        6.75%                     5/1/2011             600           674
  Anadarko Finance Co.                        7.50%                     5/1/2031             100           119
  Apache Corp.                               7.375%                    8/15/2047             125           149
  Baker Hughes Inc.                           6.25%                    1/15/2009             500           557
  Burlington Resources Inc.                   6.50%                    12/1/2011             600           668
  Burlington Resources Inc.                   7.40%                    12/1/2031             100           115
  Conoco Funding Co.                          5.45%                   10/15/2006             500           541
  Conoco Funding Co.                          6.35%                   10/15/2011           1,150         1,288
  Conoco Inc.                                 5.90%                    4/15/2004             500           526
  Devon Financing Corp.                      6.875%                    9/30/2011             500           564
  Devon Financing Corp.                      7.875%                    9/30/2031             100           121
  Kerr McGee Corp.                           7.875%                    9/15/2031             275           335
  LG Caltex Oil Corp.                         7.75%                    7/25/2011(3)          500           578
  Marathon Oil Corp.                         5.375%                     6/1/2007             125           132
  Marathon Oil Corp.                         6.125%                    3/15/2012             625           663
  Marathon Oil Corp.                          6.80%                    3/15/2032             150           155
  Occidental Petroleum                        7.20%                     4/1/2028             200           223
  PF Export Receivables Master Trust          6.60%                    12/1/2011(1)(3)       775           837
  PanCanadian Energy Corp.                    7.20%                    11/1/2031             250           282
  Petronas Capital Ltd.                       7.00%                    5/22/2012(3)          725           795
  Phillips Petroleum Co.                      8.50%                    5/25/2005           1,000         1,140
  Schlumberger Technology Corp.               6.50%                    4/15/2012(3)          400           445
  Suncor Energy Inc.                          7.15%                     2/1/2032             625           679
  Texaco Capital Corp.                       8.875%                     9/1/2021             575           780
  Texaco Capital Corp.                       8.625%                     4/1/2032             175           235
  Valero Energy Corp.                        6.875%                    4/15/2012             425           440

  TECHNOLOGY (0.5%)
  Computer Sciences Corp.                     6.75%                    6/15/2006             225           247
  First Data Corp.                            4.70%                    11/1/2006           1,000         1,056
  First Data Corp.                           6.375%                   12/15/2007             400           450
  First Data Corp.                           5.625%                    11/1/2011             300           321
  International Business Machines Corp.       6.45%                     8/1/2007           1,000         1,127
  International Business Machines Corp.       7.00%                   10/30/2025             550           618
  International Business Machines Corp.      7.125%                    12/1/2096             275           307
  Motorola Inc.                              7.625%                   11/15/2010             600           618
  Texas Instruments Inc.                     6.125%                     2/1/2006             100           106

  TRANSPORTATION (1.1%)
  American Airlines Inc.
    Pass-Through Certificates                7.024%                   10/15/2009             975           917
  Burlington Northern Santa Fe Corp.         6.375%                   12/15/2005           1,000         1,099
  Burlington Northern Sante Fe Corp.          7.25%                     8/1/2097             350           381
  Canadian National Railway Co.               6.80%                    7/15/2018             375           412
  Canadian Pacific Rail                       6.25%                   10/15/2011             625           687
  Continental Airlines, Inc.
   (Equipment Trust Certificates)            6.648%                    3/15/2019             288           250
  CSX Corp.                                   9.00%                    8/15/2006           1,000         1,170
==============================================================================================================

18

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  Delta Air Lines, Inc.
   (Equipment Trust Certificates)             8.54%                     1/2/2007(1)          330           244
  Delta Air Lines, Inc.
    Pass-Through Certificates                7.111%                    9/18/2011             175           173
  ERAC USA Finance Co.                        7.35%                    6/15/2008(3)        1,475         1,639
  Hertz Corp.                                 7.40%                     3/1/2011             225           212
  Hertz Corp.                                7.625%                     6/1/2012             125           119
  Norfolk Southern Corp.                     8.375%                    5/15/2005             725           820
  Norfolk Southern Corp.                      7.90%                    5/15/2097             325           390
  NorthWest Airlines, Inc.
    Pass Through Certificates                6.841%                     4/1/2011             100            95
  Southwest Airlines Co.                      6.50%                     3/1/2012             700           741
  Union Pacific Corp.                         7.60%                     5/1/2005             500           557
  Union Pacific Corp.                         7.00%                     2/1/2016             500           592
  United Air Lines                           7.032%                    10/1/2010             274           217
  US Airways Pass-Through Trust               8.11%                    2/20/2017             745           767

  OTHER (0.1%)
  Black & Decker Corp.                        7.50%                     4/1/2003             275           278
  Steelcase Inc.                             6.375%                   11/15/2006             125           131
                                                                                                  ------------
                                                                                                       133,755
                                                                                                  ------------
UTILITIES (2.5%)
  ELECTRIC (1.9%)
  AEP Resources Inc.                          6.50%                    12/1/2003(3)          450           453
  Alabama Power                               4.70%                    12/1/2010             275           274
  Alabama Power                               5.50%                   10/15/2017             625           653
  American Electric Power                    6.125%                    5/15/2006             150           147
  Arizona Public Service Co.                  7.25%                     8/1/2023             700           720
  Consolidated Edison Inc.                   6.625%                   12/15/2005           1,475         1,625
  Constellation Energy Group Inc..           6.125%                     9/1/2009             700           726
  Constellation Energy Group Inc..            7.00%                     4/1/2012             125           131
  Detroit Edison                              7.50%                     2/1/2005           1,000         1,103
  Dominion Resources Capital Trust III        8.40%                    1/15/2031             325           338
  Duke Capital Corp.                          6.75%                    2/15/2032             575           470
  Energy East Corp.                           6.75%                    6/15/2012             600           652
  Firstenergy Corp.                           5.50%                   11/15/2006             350           351
  Firstenergy Corp.                           6.45%                   11/15/2011             500           496
  Florida Power & Light                      6.875%                    12/1/2005           2,000         2,223
  Georgia Power Co.                          5.125%                   11/15/2012             225           229
  HQI Translec Chile SA                      7.875%                    4/15/2011           1,475         1,631
  Israel Electric Corp. Ltd.                  7.75%                     3/1/2009(3)          225           237
  MidAmerican Energy Co.                      6.75%                   12/30/2031             825           853
  National Rural Utilities Corp.              6.50%                     3/1/2007             500           549
  National Rural Utilities Corp.              5.75%                    8/28/2009           1,000         1,060
  Oncor Electric Delivery                    6.375%                    1/15/2015(3)          200           204
  Oncor Electric Delivery                     7.25%                    1/15/2033(3)          200           203
  PacificCorp                                 6.90%                   11/15/2011             275           314
  PECO Energy Co.                             5.95%                    11/1/2011             400           437
  Progress Energy Inc.                        6.05%                    4/15/2007             100           106
  Progress Energy Inc.                        7.10%                     3/1/2011             650           715
  PSEG Power Corp.                           6.875%                    4/15/2006             225           229
  PSEG Power Corp.                            6.95%                     6/1/2012             200           198
==============================================================================================================

==============================================================================================================
                                                                                            FACE        MARKET
INSTITUTIONAL TOTAL BOND                                                MATURITY          AMOUNT        VALUE*
MARKET INDEX FUND                            COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
  PSEG Power Corp.                           8.625%                    4/15/2031             200           206
  SCANA Corp.                                 6.25%                     2/1/2012           1,100         1,194
  Teco Energy Inc.                            7.00%                     5/1/2012             200           164
  Virginia Electric & Power Co.              5.375%                     2/1/2007             125           132
  Virginia Electric & Power Co.               6.75%                    10/1/2023             175           175

  NATURAL GAS (0.6%)
  Consolidated Natural Gas                   5.375%                    11/1/2006             725           776
  Consolidated Natural Gas                    6.25%                    11/1/2011             500           542
  Duke Energy Field Services                  7.50%                    8/16/2005             225           236
  Duke Energy Field Services                 8.125%                    8/16/2030             400           404
  Enterprise Products                         8.25%                    3/15/2005             700           761
  Enterprise Products                         7.50%                     2/1/2011             725           779
  Keyspan Corp.                               7.25%                   11/15/2005           1,175         1,313
  Kinder Morgan Energy Partners, LP           7.30%                    8/15/2033             250           260
  Sempra Energy                               6.80%                     7/1/2004             300           308
  Sempra Energy                               6.95%                    12/1/2005             450           479
                                                                                                  ------------
                                                                                                        25,056
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $332,202)                                                                                       342,969
--------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(4.4%)
--------------------------------------------------------------------------------------------------------------
Asia Development Bank                        4.875%                     2/5/2007           1,000         1,081
European Investment Bank                      4.00%                    3/15/2005           1,800         1,878
European Investment Bank                     5.625%                    1/24/2006             500           541
Export-Import Bank of Korea                   7.10%                    3/15/2007             750           846
Federation of Malaysia                        8.75%                     6/1/2009             250           307
Federation of Malaysia                        7.50%                    7/15/2011             700           805
Inter-American Development Bank              6.375%                   10/22/2007             450           516
Inter-American Development Bank              5.625%                    4/16/2009           1,300         1,457
Inter-American Development Bank               8.50%                    3/15/2011             500           641
Inter-American Development Bank              7.125%                    3/15/2023             975         1,015
International Bank for
  Reconstruction & Development               4.125%                    8/12/2009           1,600         1,671
Interantional Bank for
  Reconstruction & Development               8.875%                     3/1/2026             250           369
KFW International Finance, Inc.              7.625%                    2/15/2004           2,000         2,136
KFW International Finance, Inc.               2.50%                   10/17/2005           1,300         1,310
Korea Development Bank                        8.09%                    10/6/2004           1,500         1,643
Korea Development Bank                        7.25%                    5/15/2006             650           730
Korea Electric Power                          4.25%                    9/12/2007(3)          825           834
Landwirtschaft Rentenbank                    3.375%                   11/15/2007           1,000         1,011
Pemex Global                                  6.50%                     2/1/2005(3)        1,200         1,271
Pemex Master Trust                            8.00%                   11/15/2011(3)          450           485
Pemex Master Trust                           7.375%                   12/15/2014(3)          400           416
Pemex Master Trust                           8.625%                     2/1/2022(3)          400           421
Petroliam Nasional Bhd.                      7.625%                   10/15/2026(3)          250           262
Province of British Columbia                  7.00%                    1/15/2003           1,000         1,001
Province of Manitoba                         6.125%                    1/19/2004           2,000         2,094
Province of New Brunswick                     3.50%                   10/23/2007           1,000         1,014
Province of Newfoundland                      7.32%                   10/13/2023             600           731
Province of Ontario                           5.50%                    10/1/2008           2,250         2,490
==============================================================================================================

20

==============================================================================================================
                                                                                            FACE        MARKET
                                                                        MATURITY          AMOUNT        VALUE*
                                             COUPON                         DATE           (000)         (000)
--------------------------------------------------------------------------------------------------------------
Province of Quebec                            5.00%                    7/17/2009           2,900         3,104
Province of Saskatchewan                     6.625%                    7/15/2003             200           205
Province of Saskatchewan                      8.00%                    7/15/2004             150           161
Province of Saskatchewan                     7.375%                    7/15/2013             900         1,121
Republic of Chile                            5.625%                    7/23/2007             700           738
Republic of El Salvador                       8.25%                    4/10/2032(3)          150           142
Republic of Finland                          7.875%                    7/28/2004           2,000         2,191
Republic of Italy                            3.625%                    9/14/2007           2,150         2,205
Republic of Italy                            5.625%                    6/15/2012           1,250         1,391
Republic of Portugal                          5.75%                    10/8/2003             175           181
Republic of South Africa                     7.375%                    4/25/2012             500           541
Republic of South Africa                      8.50%                    6/23/2017             250           283
Tenaga Nasional                               7.50%                    1/15/2096(3)          125           101
United Mexican States                        8.375%                    1/14/2011           1,725         1,952
United Mexican States                         8.30%                    8/15/2031           1,000         1,058
--------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $43,258)                                                                                         44,350
--------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
--------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                    1.22%                     1/2/2003          18,296        18,296
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note E            1.22%                     1/2/2003           5,954         5,954
--------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $24,250)                                                                                         24,250
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
 (Cost $977,900)                                                                                     1,002,486
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------
Other Assets                                                                                            45,473
Payables for Investment
  Securities Purchased                                                                                (35,689)
Other Liabilities--Note E                                                                              (7,207)
                                                                                                  ------------
                                                                                                         2,577
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 19,367,404 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                          $1,005,063
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                               $51.89
==============================================================================================================

*See Note A in  Notes to  Financial  Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) After giving effect to swap contracts, the fund's investments in asset-backed/commercial mortgage-backed securities represent 7.3% of net assets. See Note C in Notes to Financial Statements.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities was $26,145,000, representing 2.6% of net assets.

================================================================================
INSTITUTIONAL TOTAL BOND                     AMOUNT                          PER
MARKET INDEX FUND                             (000)                        SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                           $ 980,069                       $50.61
Undistributed Net Investment Income             215                          .01
Accumulated Net Realized Gains                   64                           --
Unrealized Appreciation
  Investment Securities                      24,586                         1.27
  Swap Contracts                                129                           --
--------------------------------------------------------------------------------
NET ASSETS                               $1,005,063                       $51.89
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                      APRIL 26* TO DEC. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                              $19,377
  Security Lending                                                            8
--------------------------------------------------------------------------------
    Total Income                                                         19,385
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                           201
--------------------------------------------------------------------------------
    Total Expenses                                                          201
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    19,184
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities                                                     291
  Swap Contracts                                                             --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    291
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  24,586
  Swap Contracts                                                            129
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)                                   24,715
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $44,190
================================================================================
*Inception.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                   -----------------------------
                                                      APRIL 26* TO DEC. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                $ 19,184
  Realized Net Gain (Loss)                                                  291
  Unrealized Appreciation (Depreciation)                                 24,715
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations      44,190
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                 (18,969)
  Realized Capital Gain**                                                  (227)
--------------------------------------------------------------------------------
    Total Distributions                                                 (19,196)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                                              1,012,589
  Issued in Lieu of Cash Distributions                                   11,291
  Redeemed                                                              (43,811)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions             980,069
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                           1,005,063
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        --
--------------------------------------------------------------------------------
  End of Period                                                      $1,005,063
--------------------------------------------------------------------------------
1 Shares Issued (Redeemed)
   Issued                                                                20,000
   Issued in Lieu of Cash Distributions                                     220
   Redeemed                                                                (853)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding 19,367
================================================================================
 *Inception.
**Short-term gain distributions that are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

================================================================================
INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
                                                                    April 26* to
                                                                        Dec. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   1.701
  Net Realized and Unrealized Gain (Loss) on Investments                  1.891
--------------------------------------------------------------------------------
    Total from Investment Operations                                      3.592
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (1.690)
  Distributions from Realized Capital Gains                               (.012)
--------------------------------------------------------------------------------
    Total Distributions                                                  (1.702)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $51.89
================================================================================

TOTAL RETURN                                                               7.30%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,005
  Ratio of Total Expenses to Average Net Assets                          0.05%**
  Ratio of Net Investment Income to Average Net Assets                   4.57%**
  Portfolio Turnover Rate                                                    64%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. The fund commenced operations on April 26, 2002. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified mortgage-backed security or index of mortgage-backed securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate asset-backed securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Interest income is accrued daily in an amount equivalent to the interest return on the reference security or index, less the floating-rate interest payable under the terms of the swap.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     Realized and unrealized gains and losses on the fund's swap contracts are treated as income for tax purposes. The net amount of realized and unrealized gains and losses on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2002, the fund had $344,000 of net swap gains available to distribute to shareholders as ordinary income dividends.

     At December 31, 2002, net unrealized appreciation of investment securities for tax purposes was $24,586,000, consisting of unrealized gains of $25,180,000 on securities that had risen in value since their purchase and $594,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2002, the fund had the following open swap contracts:

========================================================================================
                                                                Floating      Unrealized
                                                     Notional   Interest    Appreciation
                                                       Amount       Rate  (Depreciation)
Reference Entity/Termination Date           Dealer*     (000)     Paid**           (000)
----------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities Index
  1/31/2003                                      MS    $6,000      1.03%          $ (20)
Commercial Mortgage-Backed Securities Index
  4/30/2003                                      MS     4,000      1.03              --
Commercial Mortgage-Backed Securities Index
  5/31/2003                                      ML     6,000      0.88             136
Commercial Mortgage-Backed Securities Index
  7/31/2003                                      MS     3,000      0.93              13
                                                                                --------
                                                                                   $129
                                                                                --------
========================================================================================

 *MS-Morgan Stanley
  ML-Merrill Lynch
**Based on one-month London InterBank Offered Rate (LIBOR).

Unrealized appreciation (depreciation) on open swap contracts is required to be treated as ordinary income for tax purposes. The floating-rate asset-backed securities associated with the swap transactions are shown as a separate category of corporate bonds in the Statement of Net Assets.

D. During the period ended December 31, 2002, the fund purchased $462,277,000 of investment securities and sold $81,915,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $883,023,000 and $253,356,000, respectively.

E. The market value of securities on loan to broker/dealers at December 31, 2002, was $5,846,000, for which the fund held cash collateral of $5,954,000. The fund invests in cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Institutional Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period April 26, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

FEBRUARY 5, 2003

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

*    Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

*    Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

*    Consider cost.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

*    Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

The Vanguard(R) Family of Funds
STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
  Index Fund
Institutional Index Fund
Institutional Total Stock Market
  Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund
Tax-Managed Growth and
  Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
  Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
  Index Fund
Insured Long-Term
  Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
  Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3370 022003